Portions of the schedules and exhibits to this Exhibit 10.2 have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”) and the omitted text has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

[EXECUTION COPY]

THIRD AMENDED AND RESTATED

PLEDGE AND SECURITY AGREEMENT

THIS THIRD AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as such agreement may be amended, supplemented, modified or amended and restated from time to time, this “Agreement”), dated as of April 23, 2008, is made by ANNTAYLOR, INC., a Delaware corporation (“ATI”), ANNTAYLOR STORES CORPORATION, a Delaware corporation (the “Parent”), ANNCO, INC., a Delaware corporation (“ANNCO”), ANNTAYLOR DISTRIBUTION SERVICES, INC., a Delaware corporation (“ATDS”), and ANNTAYLOR RETAIL, INC., a Delaware corporation (“ATR” and, together with ATI, the Parent, ANNCO and ATDS, the “Grantors” and each, individually, a “Grantor”) in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for each of the Lenders now or hereafter party to the Credit Agreement (as defined below) (the “Agent”).

W I T N E S S E T H:

WHEREAS, ATI, ANNCO, ATDS, ATR, the Agent, the lenders referred to therein, the syndication agents named therein, and the issuing banks named therein have entered into that certain $175,000,000 Second Amended and Restated Credit Agreement dated November 14, 2003 (as amended, the “Original Credit Agreement”); and

WHEREAS, at the Borrowers’ request, Lenders, the Agent and the syndication agents named therein have agreed to amend and restate the Original Credit Agreement in its entirety pursuant to that certain Third Amended and Restated Credit Agreement dated as of the date hereof (as so amended and restated and as such agreement may be further amended, supplemented, modified, or amended and restated from time to time, the “Credit Agreement”); and

WHEREAS, the Parent is the parent of each of ATI, ANNCO, ATDS and ATR and has and will materially benefit from the Loans made or to be made and the Letters of Credit issued or to be issued under the Credit Agreement, and in connection therewith and pursuant to the terms of the Credit Agreement, the Parent simultaneously herewith has entered into that certain Third Amended and Restated Parent Guaranty and is required to execute and deliver this Agreement; and

WHEREAS, each of ANNCO, ATDS and ATR is, directly or indirectly, a wholly owned Subsidiary of ATI and has and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Pledge and Security Agreement dated November 14, 2003 (as amended, the “Original Pledge and Security Agreement”), pursuant to which the Grantors granted a security interest in certain personal property and assets as collateral security for the payment and performance of such Grantors’ obligations under the loan documents relating to and including the Original Credit Agreement; and

WHEREAS, as collateral security for payment and performance by each Grantor of its Obligations, each Grantor is willing to continue, amend and grant to the Lender, as the case may be, a security interest in certain of its personal property and assets pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders and each Letter of Credit Issuer to amend and restate the Original Credit Agreement and continue to, respectively, make Loans and issue Letters of Credit under the Credit Agreement, each Grantor hereby agrees with the Agent for its benefit, and for the benefit of the Lenders and each Letter of Credit Issuer, by acceptance hereof, as follows:

1. DEFINED TERMS. The following terms shall have the following respective meanings:

“Accounts” means all of each Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including all Credit Card Accounts and any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Affiliate” as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to vote 10% or more of the Securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise; provided that no financial institution, mutual fund or investment banking firm shall be an Affiliate of any Grantor unless it owns, directly or indirectly, at least 20% of such Securities of such Grantor.

“Chattel Paper” means all of each Grantor’s now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

“Copyrights” means all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign copyrights and copyright applications (including without limitation the copyrights and copyright applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Grantor.

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“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.

“Equipment” means all of each Grantor’s now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Grantor and all of such Grantor’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“Equity Interests” means, with respect to any Person, all shares, interests, participations or other equivalent ownership interests (however, designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Effective Date.

“Excluded Notes” means any promissory note with an original principal amount of less than $1,000,000 owing to any Grantor from a senior executive or key employee of such Grantor.

“General Intangibles” means all of each Grantor’s now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, all Pledged Equity Interests constituting “general intangibles” as defined in the UCC, rights to receive dividends, distributions, cash and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor, and including without limitation, all Credit Card Accounts and Patents, Trademarks and Copyrights constituting “general intangibles” as defined in the UCC.

“Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in “goods” as defined in the UCC.

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“Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including, without limitation, all Pledged Notes constituting “instruments” as defined in the UCC.

“Inventory” means all of each Grantor’s now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor’s business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

“Investment Property” means all of each Grantor’s right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts, including, without limitation, all Pledged Equity Interests constituting “investment property” as defined in the UCC.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not such Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

“LLC Agreement” means the limited liability company agreement, operating agreement and other organizational document of a Securities Issuer which is a limited liability company, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Partnership Agreement” means the partnership agreement and other organizational document of a Securities Issuer which is a partnership, as the same way be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Patents” means all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign patents and patent applications (including without limitation the patents and patent applications identified on Schedule III attached hereto and incorporated herein by reference) and including the right to recover for all past, present and future infringements thereof and all reissues, divisions, continuations, continuations in part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto.

“Pledged Collateral” is defined in Section 3(c) hereof.

“Pledged Equity Interests” means all Pledged Shares, Pledged Partnership Interests and Pledged Membership Interests.

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“Pledged Membership Interests” means all Equity Interests of each Securities Issuer which is a limited liability company identified in Item C of Schedule IV opposite the name of any Grantor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Grantor in any manner, including, in each case, (i) the LLC Agreement of such Securities Issuer, (ii) all rights (but not obligations) of such Grantor as a member thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Grantor for damages arising out of or for breach of or default under such LLC Agreement, (iv) the right of such Grantor to terminate such LLC Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Grantor, whether as a member thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests.

“Pledged Notes” means all promissory notes of each Securities Issuer identified in Item A of Schedule IV hereto opposite the name of any Grantor and all other promissory notes of any such Securities Issuer issued from time to time to such Grantor other than any Excluded Notes, as such promissory notes are amended, modified, supplemented, restated or otherwise modified from time to time and together with any promissory note of any Securities Issuer taken in extension or renewal thereof or substitution therefor.

“Pledged Partnership Interests” means all Equity Interests of each Securities Issuer which is a partnership identified in Item D of Schedule IV opposite the name of any Grantor and all additional Equity Interests of any such Securities Issuer from time to time acquired by such Grantor in any manner, including, in each case, (i) the Partnership Agreement of such Securities Issuer, (ii) all rights (but not obligations) of such Grantor as a partner thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (iii) all claims of such Grantor for damages arising out of or for breach of or default under such Partnership Agreement, (iv) the right of such Grantor to terminate such Partnership Agreement, to perform and exercise consensual or voting rights thereunder, and to compel performance and otherwise exercise all remedies thereunder, (v) all rights of such Grantor, whether as a partner thereof or otherwise, to all property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (vi) all certificates or instruments evidencing such Equity Interests.

“Pledged Shares” means all issued and outstanding shares of capital stock of each Securities Issuer which is a corporation (or similar type of issuer) identified in Item B of Schedule IV hereto opposite the name of any Grantor including, in each case, (i) all rights (but not obligations) of such Grantor as an owner thereof and all rights to receive dividends or distributions (whether payable in cash, securities or otherwise) and all principal, interest, and other payments and rights from time to time received, receivable, or otherwise distributed thereunder, (ii) all rights of such Grantor, whether as an owner thereof or otherwise, to all

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property and assets of such Securities Issuer (whether real property, inventory, equipment, accounts, general intangibles, securities, instruments, chattel paper, documents, choses in action, financial assets, or otherwise) and (iii) all additional shares of capital stock of any such Securities Issuer from time to time acquired by such Grantor in any manner, and (iv) the certificates representing such shares of capital stock.

“Securities Issuer” means any Person listed on Schedule IV hereto that has issued or may issue a Pledged Equity Interest or a Pledged Note.

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Supporting Obligations” means all supporting obligations as such term is defined in the UCC.

“Trademarks” means all of each Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to all United States and foreign trademarks, trade names, trade dress, service marks, trademark and service mark registrations, and applications for trademark or service mark registration and any renewals thereof (including without limitation each trademark, trade name, trade dress, registration and application identified in Schedule III attached hereto and incorporated herein by reference) and including all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto (including without limitation damages for past or future infringements thereof), the right to sue or otherwise recover for all past, present and future infringements thereof, all rights corresponding thereto throughout the world (but only such rights as now exist or may come to exist under applicable local law) and all other rights of any kind whatsoever of each Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark and service mark.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

“Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted “Revised Article 9” of the UCC on or after July 1, 2001.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

2. GRANT OF LIEN.

(a) As security for all Obligations, each Grantor hereby pledges, assigns, charges, mortgages, delivers, transfers and grants to the Agent, for the benefit of the Agent and

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the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

(i) all Accounts;

(ii) all Inventory;

(iii) all contract rights;

(iv) all Chattel Paper;

(v) all Documents;

(vi) all Instruments;

(vii) all Supporting Obligations and Letter-of-Credit Rights;

(viii) all General Intangibles (including payment intangibles and Software);

(ix) all Goods;

(x) all Equipment;

(xi) all Investment Property;

(xii) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender;

(xiii) all of such Grantor’s Deposit Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including the Payment Account;

(xiv) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;

(xv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing;

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder, or any property or assets subject to any lease, license, contract or agreement if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment,

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invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement, or such property or assets subject to any lease, license, contract or agreement that does not result in any of the consequences specified in (i) or (ii), (b) any real property leasehold held by a Grantor, (c) any of the outstanding Equity Interests of a Foreign Subsidiary in excess of 65% of the voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote, (d) any Excluded Notes, (e) motor vehicles covered by certificates of title, (f) patent number 6,427,855 issued on August 6, 2002 and owned by ANNCO and (g) any shares of Parent’s capital stock owned by any Grantor or any Margin Stock owned by any Grantor, unless the Grantors in aggregate own at any time Margin Stock (other than shares of Parent’s capital stock) with an aggregate value over $1,000,000, in which case such Margin Stock (other than shares of Parent’s capital stock) shall be included as Collateral or disposed of for Cash Equivalents to be included as Collateral).

All of the foregoing, together with the Real Estate covered by the Mortgage(s) and all other property of such Grantor in which the Agent or any Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the “Collateral.”

(b) The Collateral of each Grantor secures (i) in the case of the Borrower, all Obligations of the Borrower under the Loan Documents, (ii) in the case of the Parent, the Guaranteed Obligations under the Parent Guaranty and (iii) in the case of each Subsidiary Guarantor, the Guaranteed Obligations under the Subsidiary Guaranty. All of the Obligations shall be secured by all of the Collateral.

(c) This Section 2 continues, reaffirms and amends, as the case may be, those respective first priority pledge and security interests granted under the Original Pledge and Security Agreement.

3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

(a) Each Grantor shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the Mortgage(s), the Trademark Security Agreement and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued; (iii) when an Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Agent; (iv) placing notations on such Grantor’s books of account to disclose the Agent’s security

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interest; and (v) taking such other steps as are deemed necessary by the Agent to maintain and protect the Agent’s Liens. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

(b) If any Grantor at any time owns Collateral consisting of a negotiable Document with a value in excess of $1,000,000 or Chattel Paper with an aggregate value in excess of $1,000,000, such Grantor shall promptly notify Agent thereof and, upon request of the Agent, deliver such Collateral to the Agent.

(c) All certificates, notes and other instruments representing or evidencing the Pledged Equity Interests or the Pledged Notes and all other instruments now owned or at any time hereafter acquired by any Grantor other than any Excluded Notes (collectively, the “Pledged Collateral”) shall be delivered to and held by or on behalf of the Agent pursuant hereto (except as otherwise provided in the last sentence of Section 10(c) hereof) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right, at any time in its discretion and without notice to such Grantor, to transfer to or to register in the name of the Agent or any nominee of the Agent any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 10 hereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

(d) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

(e) If any Grantor is or becomes the beneficiary of a letter of credit in an amount in excess of $1,000,000, such Grantor shall promptly notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.

(f) Each Grantor shall take all steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all “transferable records” as defined in the Uniform Electronic Transactions Act.

(g) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of New

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York for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(h) Each Grantor shall promptly deliver to Agent a copy of any complaint filed by it asserting any commercial tort claim (as defined in the UCC) in an amount in excess of $5,000,000 and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Agreement, granting to Agent a Lien in such commercial tort claim.

(i) From time to time, each Grantor shall, upon the Agent’s request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral, but such Grantor’s failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, the Agent’s Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

(j) No Reincorporation. Without limiting the prohibitions on mergers involving any Grantor contained in the Credit Agreement or any other Loan Document, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without the prior written consent of Agent.

(k) Terminations Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement covering the Collateral or amendment or termination statement with respect to any financing statement covering the Collateral without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2).

(l) No Restriction on Payments to Agent. No Grantor shall enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to Agent.

4. LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to the Agent and the Lenders that: Schedule I is a correct and complete list of the location of such Grantor’s chief executive office and the location of its books and records and (b) Schedule I correctly identifies any of such facilities and locations that are not owned by such Grantor. Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations owned or leased by such Grantor or otherwise listed for such Grantor on Schedule I except for Collateral which is in transit from a supplier to a Grantor or to

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customers of a Grantor or between any such locations or (ii) change the location of its chief executive office or location of its books and records from the location identified in Schedule I, unless it gives the Agent at least thirty (30) days’ prior written notice thereof. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit from a supplier to a Grantor or to customers of a Grantor or between any such locations) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor, or (c) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance reasonably satisfactory to the Agent.

5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each Grantor’s name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.

6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Liens permitted by Section 7.10 of the Credit Agreement; (b) the Agent’s Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clause (a), (b), (c), (d) and (f) of the definition of Permitted Liens and permitted by clauses (b)(iii), (iv), (v), (vi), (vii) and (viii) of Section 7.10 of the Credit Agreement; and (c) such Grantor will use, store, and maintain the Collateral in accordance with customary business practices and will use such Collateral for lawful purposes only.

7. ACCOUNTS.

(a) Each Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Grantor’s Accounts that are to be included in the determination of Eligible Credit Card Accounts, that: (i) such Account arises from the sale of goods, is owned by such Grantor and represents a complete bona fide transaction which requires no further act on the part of such Grantor to make such Account payable by the Account Debtor; (ii) such Account and the underlying contract related thereto does not contravene in any material respect any laws, rules or regulations applicable thereto including, without limitation, rules and regulations relating to truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and no Grantor party to the underlying contract related thereto is in violation of any such laws, rules or regulations in any material respect; (iii) the goods, the sale of which gave rise to the Account, were not at the time of the sale subject to any Lien other than Liens permitted under Section 7.10(b) of the Credit Agreement; and (iv) no Grantor is in material breach of any express or implied material representations or warranty with respect to the goods, the sale of which gave rise to such Account nor in material breach of any material representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Account.

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(b) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent’s written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Grantor will promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, such Grantor shall remain liable thereon until such instrument is paid in full.

(c) Each Grantor shall notify the Agent promptly of all disputes and claims in excess of $500,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent’s prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Grantor’s business when no Event of Default exists hereunder. The Agent may at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrower’s Loan Account with the net amounts received by the Agent in payment of any Accounts in accordance with the provisions of the Credit Agreement.

8. INVENTORY; PERPETUAL INVENTORY.

(a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor’s business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business. No Grantor will, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a physical count of the Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Grantor will maintain a perpetual inventory reporting system at all times. No Grantor will, without the Agent’s written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale on approval, consignment, or other repurchase or return basis.

(b) If an Event of Default has occurred and is continuing or during any period that Liquidity is less than $37,500,000, in connection with all Inventory financed by Letters of Credit, each Grantor will, at the Agent’s request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent’s order, and if they shall come into such Grantor’s possession, to deliver them, upon request, to the Agent in their original form and shall also, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

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9. EQUIPMENT.

(a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor’s business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

(b) Each Grantor shall promptly inform the Agent of any additions to or deletions from the Equipment in an amount in excess of $1,000,000. No Grantor shall permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Grantor will, without the Agent’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s Equipment constituting Collateral.

(c) Except as permitted by the Credit Agreement, no Grantor shall, without the Agent’s prior written consent, sell, license, lease as a lessor, or otherwise dispose of any of such Grantor’s Equipment.

10. PLEDGED COLLATERAL. (a) The Pledged Equity Interests have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Notes of any Grantor’s Subsidiaries (if any), and, to the best of each Grantor’s knowledge, all other Pledged Notes, have been duly authorized, issued and delivered, and is the legal, valid, binding and enforceable obligation of the issuers thereof.

(b) The Pledged Equity Interests indicated on Schedule IV hereto constitute all of the shares of stock held by each Grantor of the respective issuers thereof who are not Foreign Subsidiaries and constitute 65% of all of the shares of stock of the respective issuers who are Foreign Subsidiaries. The Pledged Equity Interests and the Pledged Notes constitute all of the Pledged Collateral except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business and with respect to which the Agent has not at any time requested possession and which are not a material portion of the Collateral under this Agreement (the “Personal Property Collateral”), either singly or in the aggregate.

(c) The pledge and delivery of the Pledged Collateral pursuant to this Agreement and all other filings and other actions taken by each Grantor to perfect such security interest prior to the date hereof, create a continuing, valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations except for Pledged Collateral consisting of checks and drafts received in the ordinary course of business with respect to which the Agent has not at any time requested possession and which are not a material portion of the Personal Property Collateral, either singly or in the aggregate.

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(d) So long as no Event of Default shall have occurred and be continuing:

(i) Each Grantor, and not the Agent, shall be entitled to exercise any and all voting and other rights of consent or approval pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that no Grantor shall exercise or refrain from exercising any such right without the consent of the Agent if such action or inaction would have a material adverse effect on the benefits to the Agent, the Lenders and the Issuing Banks, including, without limitation, the validity, priority or perfection of the security interest granted hereby or the remedies of the Agent hereunder.

(ii) Each Grantor, and not the Agent, shall be entitled to receive and retain any and all dividends, principal and interest paid in respect of the Pledged Collateral provided, however, that any and all dividends, principal and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall forthwith be delivered to the Agent to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Lenders and the Issuing Banks, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Agent, as Pledged Collateral in the same form as so received (with any necessary indorsement).

(iii) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

(e) Upon the occurrence and during the continuance of an Event of Default and at the direction of the Required Lenders:

(i) All rights of any Grantor to exercise the voting and other rights of consent or approval which it would otherwise be entitled to exercise pursuant to Section 10(d)(i) hereof and to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 10(d)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Agent, who shall thereupon have the sole right to exercise such voting and other rights of consent or approval and to receive and hold as Pledged Collateral such dividends, principal and interest payments which shall forthwith be delivered to the Agent to be applied to the Obligations in such order as provided in Section 7.25 (or, if applicable, Section 3.5) of the Credit Agreement .

(ii) All dividends, principal and interest payments which are received by any Grantor contrary to the provisions of paragraph (ii) of Section 10(d) hereof shall be received in trust for the benefit of the Lenders and the Issuing Banks and shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

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(f) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity Interests subject to its control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor or as otherwise permitted under the Credit Agreement, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Equity Interests; provided that in no event shall any Grantor be required to pledge more than 65% of the shares of any Foreign Subsidiary. Each Grantor hereby authorizes the Agent to modify this Agreement by amending Annex IV to include such additional shares or other securities.

(g) Determination by the Agent to exercise its right to sell any or all of the Pledged Collateral pursuant to Section 19 hereof without making a request of the relevant Grantor to register such Pledged Collateral under the Securities Act shall not by the sole fact of such sale be deemed to be commercially unreasonable.

(h) The Grantors hereby agree that the aggregate principal amount of all promissory notes described in clause (i) of the definition of Excluded Notes at any time outstanding shall not exceed $3,000,000.

11. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents are and will be owned by such Grantor, free and clear of all Liens other than Liens permitted under Section 7.10(b) of the Credit Agreement.

12. RIGHT TO CURE. The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act reasonably required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent’s Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this Section 12 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrower’s Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this Section 12 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

13. POWER OF ATTORNEY. Each Grantor hereby appoints the Agent and the Agent’s designee as each Grantor’s attorney, with power: (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any Lender’s possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing

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statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred and is continuing to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) upon the occurrence and during the continuance of an Event of Default, to complete in such Grantor’s name or the Agent’s name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) upon the occurrence and during the continuance of an Event of Default, to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent such Grantor’s authorization given in Section 3(g) hereof is not sufficient, to file such financing statements with respect to this Agreement, with or without such Grantor’s signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature; (h) to receive, indorse and collect all instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and (i) to do all things necessary to carry out the Credit Agreement and this Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied.

14. THE AGENT’S AND LENDERS’ RIGHTS, DUTIES AND LIABILITIES.

(a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Grantor.

(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its contracts and each of its

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licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) Agent may at any time after an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, such Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.

(d) Agent may at any time in Agent’s own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent’s reasonable satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

15. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

(a) No Grantor has any interest in, or title to, any Trademark, Copyright or material Patent except as set forth in Schedule III hereto. This Agreement is effective to create a valid and continuing Lien on and, upon filing of the Trademark Security Agreement with the United States Patent and Trademark Office, perfected Liens in favor of Agent on such Grantor’s patents, trademarks and copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from such Grantor. Upon filing of the Trademark Security Agreement with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Agent’s Lien on such Grantor’s patents, trademarks or copyrights shall have been duly taken.

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(b) Each Grantor shall notify Agent immediately if it knows that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

(c) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all patent security agreements, copyright security agreements or trademark security agreements as Agent may request to evidence Agent’s Lien on such patent, trademark or copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d) Each Grantor shall take all actions appropriate under the circumstances or reasonably requested by Agent to maintain and pursue each patent, trademark and copyright application currently pending, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine in its reasonable business judgment that such patent, trademark or copyright is not material to the conduct of its business.

(e) In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Agent promptly after such Grantor learns of such infringement. Each Grantor shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is not material to the conduct of its business or operations, promptly take appropriate action to protect such patent, copyright or trademark, including, where such Grantor believes in its reasonable business judgment that it would be prudent to do so, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall reasonably request under the circumstances to protect such patent, trademark or copyright Collateral.

16. INDEMNIFICATION. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Grantors, jointly or severally, will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated

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on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of the Grantors shall be and remain enforceable against and only against such Grantors and shall not be enforceable against Agent or any Lender.

17. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Liens permitted by Section 7.10(b) of the Credit Agreement, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

18. NOTICE REGARDING COLLATERAL. Each Grantor will advise Agent promptly, in reasonable detail of any Lien (other than Liens permitted by Section 7.10(b) of the Credit Agreement) or claim made or asserted against any of the Collateral.

19. REMEDIES; RIGHTS UPON DEFAULT.

(a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor’s premises or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as Agent deems necessary or advisable. The Agent is authorized, at any such sale, if it

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deems it advisable so to do, to restrict the prospective bidders or purchasers of any of the Pledged Collateral to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any such Pledged Collateral, and to take such other actions as it may deem appropriate to exempt the offer and sale of the Collateral from any registration requirements of state or federal securities laws (including, if it deems it appropriate, actions to comply with Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as from time to time amended (the “Securities Act”)).

(b) Each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses incurred by Agent or any Lender to collect such deficiency.

(c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies

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against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 19(d) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 19(d). Without limitation upon the foregoing, nothing contained in this Section 19(d) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 19(d).

20. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling Agent to exercise rights and remedies under Section 19 hereof (including, without limiting the terms of Section 19 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time and for so long as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, wherever permitted by law or by agreement, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

21. LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

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22. MISCELLANEOUS.

(a) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall, to the maximum extent permitted by applicable law, be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantor with respect to the matters referred to herein and therein.

(d) No Waiver; Cumulative Remedies. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and each Grantor.

22

(e) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f) Termination of this Security Agreement.

(a) Subject to Section 22(a) hereof, this Agreement shall terminate upon all Letters of Credit being Fully Supported, the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted) and the termination of all Commitments under the Credit Agreement.

(b) Upon any sale or other transfer by a Grantor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to the Credit Agreement, the security interest in such Collateral shall automatically be released.

(c) The Agent agrees that upon such termination or release of the security interests or release of any Collateral, the Agent shall, at the expense of the Grantors, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the termination of the security interests or the release and reassignment of such Collateral, as the case may be.

(g) Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

(h) Counterparts. This Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

(i) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED

23

AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND EACH GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(j) Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

24

(k) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 22(i) and Section 22(j), with its counsel.

(n) Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

25

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ANNTAYLOR, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNTAYLOR STORES CORPORATION

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNCO, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNTAYLOR DISTRIBUTION SERVICES, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ANNTAYLOR RETAIL, INC.

By:	/s/ Michael J. Nicholson
Name:	Michael J. Nicholson
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page

Third Amended and Restated Pledge and Security Agreement

BANK OF AMERICA, N.A.,
as Agent

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Vice President

Signature Page

Third Amended and Restated Pledge and Security Agreement

SCHEDULE I

TO SECURITY AGREEMENT

LOCATION OF COLLATERAL*

A.	Location of Chief Executive Office for each Grantor:

1.	AnnTaylor Stores Corporation

7 Times Square

New York, NY 10036

2.	AnnTaylor, Inc.

7 Times Square

New York, NY 10036

3.	AnnTaylor Distribution Services, Inc.

7101 Distribution Drive

Louisville, Kentucky 40258

4.	AnnTaylor Retail, Inc.

7 Times Square

New York, NY 10036

5.	Annco, Inc.

476 Wheelers Farms Rd.

Milford, CT 06461

B.	Location of Books and Records

Each of AnnTaylor Stores Corporation, AnnTaylor, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc. and Annco, Inc. is:

476 Wheelers Farms Rd.

Milford, CT 06461

C.	Location of Collateral

7 Times Square

New York, NY 10036

7101 Distribution Drive

Louisville, Kentucky 40258

1372 Broadway

New York, NY 10018

476 Wheelers Farms Rd.

Milford, CT 06461

Innotrac Corporation (online order fulfillment provider location)

605 Crossroads Parkway

Bolingbrook, IL 60440

List of store locations – see attached list of store locations

D.	Location of all other places of business: See attached list of store locations

*	All facilities and locations, except 7101 Distribution Drive, Louisville, Kentucky are leased.

TYPE	STORE	STORE NAME	ADDRESS	CITY	STATE	ZIP
ATS	0001	NEW HAVEN	968 Chapel Street	New Haven	CT	06510
ATS	0002	WESTPORT	97 Main Street	Westport	CT	06880
ATS	0005	BRAINTREE	250 Granite Avenue	Braintree	MA	02184
ATS	0006	WARWICK	Warwick Mall, Suite 117	Warwick	RI	02886
ATS	0013	PHEASANT LANE	310 Daniel Webster Highway	South Nashua	NH	03060
ATS	0020	RIVERSIDE SQUARE	143 Riverside Square	Hackensack	NJ	07601
ATS	0022	NEWBURY	18 Newbury Street	Boston	MA	02116
ATS	0024	WELLESLEY SQUARE	73 Central Street	Wellesley	MA	02481
ATS	0033	SOUTH LASALLE STREET	231 South Lasalle St.	Chicago	IL	60604
ATS	0041	SOMERSET MALL	7101 Distribution Drive	Louisville	KY	40258
ATS	0046	OXFORD CENTER	476 Wheelers Farm Road	Milford	CT	06460
ATS	0052	WALNUT STREET	7 Times Square Tower	New York	NY	10036
ATS	0055	MT LEBANON	1372 Broadway	New York	NY	10018
ATS	0059	MENLO PARK	307 Menlo Park	Edison	NJ	08830
ATS	0076	BEVERLY CENTER	8522 Beverly Blvd. Suite 782	Los Angeles	CA	90048
ATS	0094	PALO ALTO	18 Stanford Shopping Center	Palo Alto	CA	94304
ATS	0103	THE AVENUES	10300 Southside Blvd.	Jacksonville	FL	32256
ATS	0108	CAMBRIDGESIDE	100 Cambridgeside	Cambridge	MA	02141
ATS	0116	WHEATON TOWN SQUARE	91 Town Square	Wheaton	IL	60187
ATS	0119	FORUM SHOPS AT CEASARS	3500 Las Vegas Blvd.	Las Vegas	NV	89109
ATS	0123	PACIFIC PLACE	10341 Pacific Street	Omaha	NE	68114
ATS	0129	ROCKINGHAM PARK MALL	99 Rockingham Blvd.	Salem	NH	03079
ATS	0132	HARBOR PLACE	200 East Pratt Street	Baltimore	MD	21202
ATS	0134	UNION STATION	50 Massachusetts Ave. NE	Washington	DC	20002
ATS	0136	RESTON TOWN CTR	11850 Market Street	Reston	VA	20190
ATS	0137	MONTGOMERY MALL	7101 Democracy Blvd. Suite 1058	Bethesda	MD	20817
ATS	0143	WEST FARMS	216 West Farms Mall	Farmington	CT	06032
ATS	0155	BRIARWOOD MALL	822 Briarwood Circle	Ann Arbor	MI	48108
ATS	0172	MAIN PLACE	2800 N. Main Street #548	Santa Ana	CA	92701
ATS	0177	PASADENA	495-505 South Lake Ave.	Pasadena	CA	91101
ATS	0179	BREA MALL	2117 Brea Mall	Brea	CA	92621
ATS	0185	UNIVERSITY TOWN CENTER	4417 La Jolla Village Dr. N-9	San Diego	CA	92122
ATS	0187	THE OAKS	460 W. Hillcrest Drive	Thousand Oaks	CA	91360
ATS	0193	SAN FRANCISCO CENTER	865 Market Street Suite C22	San Francisco	CA	94103
ATS	0194	CITY CENTRE	1420 Fifth Avenue, Suite 101	Seattle	WA	98101
ATS	0196	PIONEER PLACE	700 SW 5th Avenue	Portland	OR	97204
ATS	0241	KEYSTONE AT THE CROSSING	8701 Keystone Crossing	Indianapolis	IN	46240
ATS	0243	GROSSE POINTE	16822 Kercheval Ave.	Grosse Pointe	MI	48230
ATS	0246	WOODLAND MALL	3195 28th Street SE	Grand Rapids	MI	49512
ATS	0249	LAUREL PARK PLACE	37598 W 6 Mile Road	Livonia	MI	48152
ATS	0260	SADDLECREEK	7614 W. Farmington Blvd.	Germantown	TN	38138
ATS	0271	HANES MALL	3320 Silas Creek Pkwy #756	Winston-Salem	NC	27103
ATS	0275	FAYETTE MALL	3473 Nicholasville Road Space 314	Lexington	KY	40503
ATS	0279	COOL SPRINGS GALLERIA	1800 Galleria Blvd. Suite 1530	Franklin	TN	37067
ATS	0281	HOUSTON GALLERIA	5085 Westheimer Suite 2880	Houston	TX	77056
ATS	0282	HILLSDALE SHOPPING CTR	276 Hillsdale Mall	San Mateo	CA	94403
ATS	0283	DALLAS GALLERIA	13350 Dallas Parkway	Dallas	TX	75240
ATS	0284	PERIMETER MALL	4400 Ashford Dunwoody Road	Atlanta	GA	30346
ATS	0285	BELLEVUE SQUARE	1001 Bellevue Square	Bellevue	WA	98004
ATS	0288	NORTHSHORE MALL	Northshore Mall Route 20	Peabody	MA	01960
ATS	0289	CENTURY CITY	10250 Santa Monia Drive	Los Angeles	CA	90067
ATS	0291	DOWNTOWN PLAZA	545 Downtown Plaza #2063	Sacramento	CA	95814
ATS	0292	FAIRFIELD COMMONS	2727 Fairfield Commons	Beaver Creek	OH	45431
ATS	0293	STAMFORD TOWN CENTER	100 Greyrock Place	Stamford	CT	06901
ATS	0294	LENOX SQUARE	3393 Peachtree Road	Atlanta	GA	30326
ATS	0295	WORTHINGTON MALL	111 Worthington Mall	Worthington	OH	43085
ATS	0296	THE GROVE AT SHREWSBURY	559 Rt. 35 N-10A	Shrewsbury	NJ	07702
ATS	0297	RIDGEWOOD	240 Ridgewood Avenue	Ridgewood	NJ	07451
ATS	0298	WINTER PARK	126 Park Avenue North	Winter Park	FL	32789
ATS	0299	BROADWAY PLAZA	1189 Broadway Plaza	Walnut Creek	CA	94596
ATS	0301	ANNAPOLIS MALL	40 Annapolis Mall	Annapolis	MD	21401
ATS	0302	NORTH POINT MALL	1180 North Point Circle	Alpharetta	GA	30022
ATS	0303	DADELAND MALL	7415 Southwest 88th Street	Miami	FL	33156
ATS	0304	BOCA RATON	6000 West Glade Road	Boca Raton	FL	33431
ATS	0305	CHESTNUT HILL	199 Boyleston Street	Chestnut Hill	MA	02467
ATS	0307	OAKBROOK CENTER	208 Oakbrook Center	Oak Brook	IL	60523
ATS	0309	WORLD FINANCIAL CTR	225 Liberty Street	New York	NY	10281

ATS	0312	TYSONS GALLERIA	2001 International Drive	McLean	VA	22102
ATS	0314	LA CUMBRE I	130 South Hope Avenue D15	Santa Barbara	CA	93105
ATS	0315	PLAZA FRONTENAC	38 Plaza Frontenac	St. Louis	MO	63131
ATS	0318	NATICK MALL	1245 Worchester Road Space 116	Natick	MA	01760
ATS	0319	FASHION VALLEY	7007 Friars Road Suite 324	San Diego	CA	92108
ATS	0322	VALLEY FAIR	2855 Stevens Creek Blvd. #2305	Santa Clara	CA	95050
ATS	0323	BRIDGEWATER COMMONS	400 Commons Way	Bridgewater	NJ	08807
ATS	0324	EMBARCADERO CENTER	3 Embarcadero Center	San Francisco	CA	94111
ATS	0325	KING STREET CHARLESTON	265-267 King Street	Charleston	SC	29401
ATS	0326	SANTA ANITA	400 S. Baldwin Ave. Suite 615	Arcadia	CA	91007
ATS	0327	PEARLRIDGE CENTER	981005 Moana Lua Rd. #121	Aiea	HI	96701
ATS	0328	CRABTREE VALLEY MALL	4325 Glenwood Avenue	Raleigh	NC	27612
ATS	0329	PRUDENTIAL CENTER	800 Boylston Street	Boston	MA	02199
ATS	0331	SCOTTSDALE FASHION SQUARE	7014 E Camelback Road 7014 E Camelback Road, Suite 1	Scottsdale	AZ	85251
ATS	0333	OLD ORCHARD CENTER	74 Old Orchard Road S74	Skokie	IL	60077
ATS	0335	ROSEDALE CENTER	206 Rosedale Center	Roseville	MN	55113
ATS	0338	CAROUSEL CENTER	320 Hiawatha Blvd. West	Syracuse	NY	13209
ATS	0340	FASHION PLACE	6191 South State #212	Murray	UT	84107
ATS	0343	TRUMBULL SHOPPING PARK	5065 Main Street	Trumbull	CT	06611
ATS	0344	ARBORETUM MARKET	9722 Great Hills Trail Suite 350	Austin	TX	78759
ATS	0345	CANAL PLACE	333 Canal Street Suite 206	New Orleans	LA	70130
ATS	0348	SHADYSIDE	5407 Walnut Street	Pittsburgh	PA	15232
ATS	0351	MALL AT SHELTER COVE	24 Shelter Cove Lane	Hilton Head	SC	29928
ATS	0352	SOUTHPARK MALL	4400 Sharon Road	Charlotte	NC	28211
ATS	0353	SOMERSET SQUARE	140 Glastonbury Blvd.	Glastonbury	CT	06033
ATS	0354	BEACHWOOD PLACE	26300 Cedar Road Space 152	Beachwood	OH	44122
ATS	0360	OXMOOR CENTER	7900 Shelbyville Road	Louisville	KY	40222
ATS	0361	WILLOW GROVE PARK	2500 Moreland Road	Willow Grove	PA	19090
ATS	0362	645 MADISON AVENUE	645 Madison Avenue	New York	NY	10022
ATS	0366	PALMER SQUARE	17 Palmer Square West Space V-115	Princeton	NJ	08542
ATS	0367	CHURCH ST MARKET PLACE	One Church Street	Burlington	VT	05401
ATS	0368	BAYBROOK MALL	1029 Baybrook Mall Space 1029	Friendswood	TX	77546
ATS	0369	ENGLEWOOD	23 E. Palisades Avenue	Englewood	NJ	07631
ATS	0380	WEST TOWN MALL	7600 Kingston Pike Space 1582	Knoxville	TN	37919
ATS	0381	FASHION SQUARE	1554 East Rio Road Space D-12	Charlottesville	VA	22901
ATS	0382	HAYWOOD MALL	700 Haywood Road S1058	Greenville	SC	29607
ATS	0384	THE MALL @ GREEN HILLS	2126 Abbot Martin Road Space 258\260	Nashville	TN	37215
ATS	0387	LARCHMONT PALMER AVENUE	1919 Palmer Avenue	Larchmont	NY	10538
ATS	0388	WASHINGTON SQ SHOPPING CT	9624 SW Washington Sq. Rd.	Portland	OR	97223
ATS	0389	CIRCLE CENTRE	49 West Maryland Street Space 2	Indianapolis	IN	46225
ATS	0390	UNIVERSITY PARK VILLAGE	1604 S. University Drive Suite 502	Fort Worth	TX	76107
ATS	0391	SEMINOLE TOWNE CTR	117 Towne Center Circle	Sanford	FL	32771
ATS	0392	WOODFIELD MALL	N311 Woodfield Shopping Center	Schaumburg	IL	60173
ATS	0394	SOUTHDALE CENTER	170 Southdale Center Space 245	Edina	MN	55435
ATS	0396	WALT WHITMAN MALL	260-1 Route 110 Space 1044	Huntington Station	NY	11746
ATS	0397	SOUTH STREET SEAPORT	4 Fulton Street	New York	NY	10038
ATS	0400	KING-OF-PRUSSIA PLAZA	160 N. Gulph Rd. Space 5125	King of Prussia	PA	19406
ATS	0401	MAYFAIR MALL	2500 N. Mayfair Road Space 20	Wauwatosa	WI	53226
ATS	0402	DANBURY FAIR	7 Backus Avenue Space C-115	Danbury	CT	06810
ATS	0403	ST LOUIS GALLERIA	1418 St. Louis Galleria	St. Louis	MO	63117
ATS	0404	7TH MKTPL @CITICORP PLAZA	735 South Figueroa Space 311	Los Angeles	CA	90017
ATS	0406	NORTHPARK MALL	1200 E. County Line Rd Space 1116	Ridgeland	MS	39157
ATS	0407	PENTAGON CITY	1100 South Hayes Space C5	Arlington	VA	22202
ATS	0409	WESTSHORE PLAZA	287 Westshore Plaza	Tampa	FL	33609
ATS	0410	THE OAKS MALL	6629 Newberry Road	Gainesville	FL	32605
ATS	0417	PRESTON PARK VILLAGE	1900 Preston Road	West Plano	TX	75093
ATS	0420	CEDARHURST	467 Central Ave.	Cedarhurst	NY	11516
ATS	0421	GALLERIA @ SOUTHBAY	1815 Hawthorne Blvd.	Redondo Beach	CA	90278
ATS	0422	TOWN & COUNTRY VILLAGE	12850 Memorial Dr. Suite 400	Houston	TX	77024
ATS	0423	PARADISE VALLY MALL	4550-82 E.Cactus Rd. SPACE C36	Phoenix	AZ	85032
ATS	0424	THE FALLS	8888 Southwest 136th St. Suite 510	Miami	FL	33176
ATS	0425	ROOSEVELT FIELD MALL	Roosevelt Field Mall Space 2068	Garden City	NY	11530
ATS	0426	PARK MEADOWS	8405 Park Meadows Drive Suite 1107	Littleton	CO	80124
ATS	0427	OLD HYDE PARK	1618 W. Snow Avenue	Tampa	FL	33606
ATS	0428	SOUTHPARK CENTER	1012 Southpark Center	Strongsville	OH	44136
ATS	0430	ARDMORE	23 Parking Plaza	Ardmore	PA	19003
ATS	0432	TOWN CENTER PLAZA	5240 West 119th St, Space 2040	Leawood	KS	66209
ATS	0433	MALL OF LOUISIANA	6401 Blue Bonnet Blvd. Suite 1158	Bation Rouge	LA	70809
ATS	0434	WOLFCHASE GALLERIA	2760 North Germantown Parkway Suiet 159	Memphis	TN	38133
ATS	0435	THE MALL IN COLUMBIA	10300 Little Patuxent Parkway Space 2330	Columbia	MD	21044
ATS	0436	MALL @ TUTTLE CROSSINGS	5043 Tuttle Crossing Blvd. Space 281	Dublin	OH	43016
ATS	0437	149 FIFTH AVE-FLATIRON	149 Fifth Avenue	New York	NY	10010
ATS	0438	SUN VALLEY	329 Sunvalley Mall Space #B-216	Concord	CA	94520
ATS	0441	850 THIRD AVENUE	850 Third Avenue 52nd & 3rd	New York	NY	10022

ATS	0442	REGENCY SQUARE	1404 Parham Road	Richmond	VA	23229
ATS	0444	BELL TOWER SHOPS	13499 US41 Southeast Suite B-212	Fort Myers	FL	33907
ATS	0445	BRADLEY FAIR	2000 N Rock Road Suite 126	Wichita	KS	67206
ATS	0446	THE GARDENS @ EL PASEO	73-585 El Paseo Suite 1104	Palm Desert	CA	92260
ATS	0447	HORTON PLAZA	257 Horton Place Space M2-261	San Diego	CA	92101
ATS	0448	BILTMORE FASHION PARK	2582 E. Camelback Road	Phoenix	AZ	85016
ATS	0451	EASTCHESTER	696 White Plains Road	Scarsdale	NY	10583
ATS	0453	SUMMIT MALL	3265 West Market St. Space 242	Akron	OH	44333
ATS	0456	ROCKAWAY TOWN SQUARE	Route 80 E & Mount Hope Avenue	Rockaway	NJ	07866
ATS	0457	SOUTHGATE PLAZA	90 Southgate Plaza Suite 1108	Sarasota	FL	34239
ATS	0458	OLD TOWN ALEXANDRIA	115 North Washington Street	Alexandria	VA	22314
ATS	0459	FRANKLIN PARK MALL	5001 Monroe Street Suite 324 Space T-67	Toledo	OH	43623
ATS	0460	THE SHOPS @ BLACKHAWK	3630 Blackhawk Plaza Circle	Danville	CA	94506
ATS	0461	WILLOWBROOK MALL	1422 Willowbrook Mall Space 1420 & 1422	Wayne	NJ	07470
ATS	0462	MAIN PLACE	132 W Jefferson Ave. Space D1	Naperville	IL	60540
ATS	0463	REDMOND TOWN CENTER	16535 NE 74th St. Space F115	Redmond	WA	98052
ATS	0464	GAVIIDAE COMMONS	555 Nicollet Mall Suite 2277	Minneapolis	MN	55402
ATS	0465	BARTON CREEK SQUARE	2901Capital of Texas Highway Space BO7A	Austin	TX	78746
ATS	0466	THE WOODLANDS MALL	1201 Lake Woodland Drive Suite 2180	Woodlands	TX	77380
ATS	0467	LAKE FOREST MALL	701 Russell Ave Space 112/113	Gaithersburg	MD	20877
ATS	0468	BURLINGTON MALL	75 Middlesex St.	Burlington	MA	01803
ATS	0469	UTICA SQUARE	1948 Utica Square	Tulsa	OK	74114
ATS	0470	GEORGETOWN PARK	3222 M Street NW. Space W-231	Washington	DC	20007
ATS	0472	SMITH HAVEN MALL	Route 25 & 347	Lake Grove	NY	11755
ATS	0473	GREENWICH AVENUE	200 Greenwich Avenue	Greenwich	CT	06830
ATS	0474	1166 SIXTH AVENUE	1166 Sixth Avenue	New York	NY	10036
ATS	0475	VILLAGE ARCADE	5515 Kelvin Suite 90	Houston	TX	77005
ATS	0476	SOLOMON POND	601 Donald Lynch Blvd.	Marlborough	MA	01752
ATS	0477	FAIR OAKS MALL	11750 Fair Oaks	Fairfax	VA	22033
ATS	0478	RIVER PARK SQUARE	808 W. Main Suite 109	Spokane	WA	99201
ATS	0480	FOX RIVER MALL	4301 West Wisconsin Avenue	Appleton	WI	54915
ATS	0481	VALENCIA TOWN CENTER	24250 Town Center Space 140	Valencia	CA	91355
ATS	0482	LOS CERRITOS CENTER	235 Los Cerritos Center	Cerritos	CA	90703
ATS	0483	MERIDIAN MALL	1982 W. Grand River Avenue	Okemos	MI	48864
ATS	0484	THE SHOPS @RIVERWOODS	4801North University Avenue	Provo	UT	84604
ATS	0485	THE PALISADES CENTER	1780 Palisades Center Drive	West Nyack	NY	10994
ATS	0486	UNIVERSITY PARK	6501 North Grape Road	Mishawaka	IN	46545
ATS	0487	NORTHSTAR MALL	7400 San Pedro Suite 32	San Antonio	TX	78216
ATS	0488	HUEBNER OAKS CENTER	11745 IH 10 W.	San Antonio	TX	78230
ATS	0489	GOVERNORS SQUARE	1500 Apalachee Parkway	Tallahassee	FL	32301
ATS	0490	EAST BROAD STREET	165-169 East Broad Street	Westfield	NJ	07090
ATS	0491	600 THIRTEENTH STREET	600 Thirteenth Street NW	Washington	DC	20005
ATS	0492	LAGUNA HILLS	24155 Laguna Hills Mall	Laguna	CA	92653
ATS	0494	UNIVERSITY VILLAGE	2550 NE University Village	Seattle	WA	98105
ATS	0495	OXFORD VALLEY MALL	2300 East Lincoln Highway	Langhorne	PA	19047
ATS	0497	BURLINGAME AVENUE	1325 Burlingame Avenue	Burlingame	CA	94010
ATS	0499	PENN SQUARE MALL	1901 Northwest Expressway Suite 1036	Oklahoma City	OK	73118
ATS	0521	WEST TOWNE MALL	33 West Towne Mall	Madison	WI	53719
ATS	0522	CAROLINA PLACE	11025 Carolina Parkway Space C-17	Pineville	NC	28134
ATS	0524	OAK PARK MALL	11163 W. 95th Street	Overland Park	KS	66214
ATS	0525	THE SUMMIT	225 Summit Boulevard Suite 400	Birmingham	AL	35243
ATS	0526	DENVER PAVILIONS	500 16th Street Suite 222	Denver	CO	80202
ATS	0527	PHIPPS PLAZA	3500 Peach Tree Road	Atlanta	GA	30326
ATS	0528	CIELO VISTA MALL	8401 Gateway Blvd. West Room B-5A	El Paso	TX	79925
ATS	0529	PACFIC PLACE	600 Pine Street	Seattle	WA	98101
ATS	0530	KAHALA MALL	4211 Waialae Avenue Suite C-10	Honolulu	HI	96816
ATS	0532	MALL @ GEORGIA	3333 Buford Drive	Buford	GA	30519
ATS	0533	CHESTERFIELD MALL	291 Chesterfield Mall Space #752	Chesterfield	MO	63017
ATS	0535	75th & 3rd	1320 Third Avenue	New York	NY	10021
ATS	0537	PALOS VERDES	550 Deep Valley Drive	Rolling Hills Estate	CA	90274
ATS	0538	MAC ARTHUR CENTER	300 Monticello Avenue Space #221	Norfolk	VA	23510
ATS	0540	KINGSGATE CENTER	8201 Quaker Avenue	Lubbock	TX	79424
ATS	0541	AVENUE@ EAST COBB	4475 Roswell Road	Marietta	GA	30062
ATS	0542	FIG GARDEN VILLAGE	710 West Shaw Avenue	Fresno	CA	93704
ATS	0543	ALA MOANA CENTER	1450 Ala Moana Blvd. #3063	Honolulu	HI	96814
ATS	0544	CITRUS PARK TOWN CENTER	8054 Citrus Park Town Center	Tampa	FL	33625
ATS	0545	TWELVE OAKS MALL	27412 Novi Road	Novi	MI	48377
ATS	0546	BOISE TOWN SQUARE MALL	350 N. Milwaukee Box 1083 Space 1087	Boise	ID	83704
ATS	0547	600 N MICHIGAN AVE	600 North Michigan Avenue	Chicago	IL	60611
ATS	0548	EASTON TOWN CENTER	3938 Easton Square Place East	Columbus	OH	43219
ATS	0549	SOUTH LAKE	1426 Main Street	Southlake	TX	76092
ATS	0552	BROOK 35 PLAZA	2150 Route 35	Seagirt	NJ	08750
ATS	0553	COURT @ KING OF PRUSSIA	444 Mall Blvd.	King of Prussia	PA	19406
ATS	0554	MISSION VIEJO MALL	952 The Shops at Mission Viejo	Mission Viejo	CA	92691

ATS	0555	WHITE FLINT	11301 Rockville Pike	Kensington	MD	20895
ATS	0556	BEVERLY HILLS	406 North Beverly Drive	Beverly Hills	CA	90210
ATS	0557	MAZZA GALLERIE	5300 Wisconsin Avenue	Washington	DC	20015
ATS	0559	CITY PLACE	701 S Rosemary Ave Suite 140	West Palm Beach	FL	33401
ATS	0560	THE VENETIAN	3377 Las Vegas Blvd. South #2080	Las Vegas	NV	89109
ATS	0561	RENAISSANCE PLACE	1849 Greenbay Road Suite #105	Highland Park	IL	60035
ATS	0562	MALL OF AMERICA	60 East Broadway Suite 218	Bloomington	MN	55425
ATS	0563	PLAZA LAS AMERICAS	525 F.D. Roosevelt Avenue Space #544	Hato Rey	PR	00918
ATS	0564	STONEBRIAR	2601 Preston Road Space #2174	Frisco	TX	75034
ATS	0565	ROOKWOOD COMMONS	2671 Edmondson Road Building G	Hyde Park	OH	45209
ATS	0566	FLATIRON CROSSING	1 West Flatiron Circle Space #1056	Broomfield	CO	80021
ATS	0567	AVENTURA MALL	19501 Biscayne Blvd Space #547	Miami	FL	33180
ATS	0568	DEER PARK TOWN CENTER	20530 North Rand Road Space #314	Deer Park	IL	60010
ATS	0572	GALLERIA AT ROSEVILLE	1151 Harding Blvd Space #126	Roseville	CA	95678
ATS	0573	WESTSIDE PAVILLION	10800 West Pico Blvd Space #150	Los Angeles	CA	90064
ATS	0574	PROMENADE AT SAGEMORE	500 Route 73 South Space #A4	Marlton	NJ	08053
ATS	0575	STONESTOWN GALLERIA	3251-20th Avenue Space 164	San Francisco	CA	94132
ATS	0576	RIDGMAR	2268 Green Oaks Road Space #J3	Fort Worth	TX	76116
ATS	0577	CHERRY CREEK	3000 East 1st Avenue Suite #249	Denver	CO	80206
ATS	0578	CASA PALOMA	7131 West Ray Road Suite 20	Chandler	AZ	85226
ATS	0579	CHAMPIONS VILLAGE	5470 FM 1960 West	Houston	TX	77069
ATS	0580	RIVER OAKS CENTER	1987 West Grey	Houston	TX	77019
ATS	0581	BAY WALK	183 2nd Avenue North Space #B100	St. Petersburg	FL	33701
ATS	0582	CAMERON VILLAGE	446 Daniels Street Space #1-66	Raleigh	NC	27605
ATS	0584	LAKESIDE MALL	3301 Veterans Memorial	Metarie	LA	70002
ATS	0585	ARDEN FAIR	1689 Arden Way	Sacramento	CA	95815
ATS	0586	ASPEN GROVE	7301 South Sante Fe Drive Suite 410	Litteton	CO	80120
ATS	0587	CHRISTIANA MALL	715 Christiana Mall Space # 264	Newark	DE	19702
ATS	0591	MEADOWBROOK VILLAGE	340 North Adams Road Space #G340	Rochester Hills	MI	48309
ATS	0592	MONTGOMERY VILLAGE	2400 Sonoma Avenue Space	Santa Rosa	CA	95405
ATS	0594	WELLINGTON GREEN	10300 W. Forest Hill Blvd	Wellington	FL	33414
ATS	0595	WILLOWBEND MALL	6121 West Park Blvd Space # B208	Plano	TX	75093
ATS	0596	ROSS PARK	1000 Ross Park Mall Drive Space #D09 & #D10	Pittsburgh	PA	15237
ATS	0597	CHERRY HILL	2000 Route 38 Space #1850	Cherry Hill	NJ	08002
ATS	0598	CROSSGATES MALL	1 Crossgates Mall Space #D219	Albany	NY	12203
ATS	0599	330 MADISON AVE	330 Madison Avenue	New York	NY	10017
ATS	0603	ACADIANA MALL	5725 Johnston Street Space # C173 & C175	Lafayette	LA	70503
ATS	0604	LONG MEADOW SHOPS	694 Bliss Road	Longmeadow	MA	01106
ATS	0606	GLEN EAGLE SQUARE	539-541 Wilmington and Westchester Pike	Glen Mills	PA	19342
ATS	0607	THE SUMMIT @ LOUSIVILLE	4206 Summit Plaza Drive Space #B2	Louisville	KY	40241
ATS	0608	TAMPA INTERNATIONAL PLAZA	2223 North West Shore Blvd Space #261 & #262	Tampa	FL	33607
.COM	0611	AT.COM-BOLINGBROOK	605 Crossroads Parkway	Bolingbrook	IL	60440
.COM	0612	LOFT.COM	605 Crossroads Parkway	Bolingbrook	IL	60440
.COM	0619	AT.COM RETAIL RETURNS	605 W. Crossroads Parkway	Bolingbrook	IL	60440
ATS	0622	EASTCHASE TOWN CENTER	7248 Eastchase Parkway Space D-145	Montgomery	AL	36117
ATS	0624	GENEVA TOWN CENTER	402 Commons Drive Space #2140	Geneva	IL	60134
ATS	0629	PARKWAY PLACE	2801 Memorial Parkway South Space #188	Huntsville	AL	35801
ATS	0630	RAMPART COMMONS	1013 South Rampart Blvd.	Las Vegas	NV	89145
ATS	0634	THE STREETS AT SOUTHPOINT	6910 Fayetteville Road Suite 126	Durham	NC	27713
ATS	0635	MALL @ MILLENIA	4200 Conroy Road Suite #135	Orlando	FL	32839
ATS	0636	VILLAGE AT MERRICK PARK	350 Avenue San Lorenzo Suite 2135	Coral Gables	FL	33146
ATS	0639	1140 CONNECTICUT AVENUE	1140 Connecticut Avenue	Washington	DC	20036
ATL	0654	MEMORIAL CITY	303 Memorial City Suite #718	Houston	TX	77024
ATL	0655	FASHION SHOW	3200 Las Vegas Blvd Space #2020	Las Vegas	NV	89109
ATL	0656	MONROEVILLE MALL	Rt.22 Space #219	Monroeville	PA	15146
ATL	0657	PLAZA LAS AMERICAS	525 F.D. Roosevelt Avenue Space #191	Hato Rey	PR	00918
ATL	0658	AVENTURA MALL	19575 Biscayne Blvd Space #1181	Miami	FL	33180
ATL	0659	BRIDGEHAMPTON COMMONS	2044 Montauk Highway Bldg #3 Suite #40	Bridgehampton	NY	11932
ATL	0660	ATRIUM MALL AT CHESTNUT HILL	300 Boylston Street Space #A102A	Chestnut Hill	MA	02467
ATL	0661	TRIANGLE TOWN CENTER	5959 Triangle Town Blvd Suite #2041	Raleigh	NC	27616
ATL	0663	WEST COUNTY MALL	44 West County Center Suite #1120	Des Peres	MO	63131
ATL	0664	DULLES TOWN CENTER	21100 Dulles Town Circle Space #107	Dulles	VA	20166
ATL	0665	BOULEVARD MALL	730 Alberta Drive Space #725 & #729	Amherst	NY	14226
ATL	0666	RIVER FOREST TOWN CTR	7331 Lake Street Space #2	River Forest	IL	60305
ATL	0667	BIRKDALE VILLAGE	16745 Birkdale Commons Parkway Space Bldg 8D	Huntersville	NC	28078
ATL	0669	EDISON MALL	4125 Cleveland Avenue Space #1320	Ft. Myers	FL	33901
ATL	0671	LAKESIDE SHOPPING CENTER	3301 Veterans Memorial Blvd Suite 134	Metairie	LA	70002
ATL	0672	THE GARDENS MALL	3101 PGA Blvd. Space # A117	Palm Beach Gardens	FL	33410
ATL	0673	CARY TOWN CENTER	1105 Walnut Street Suite E4440	Cary	NC	27511
ATL	0674	PLAZA ESCUELA	1251 South Main Street	Walnut Creek	CA	94596
ATL	0676	VALLEY VIEW MALL	4802 Valley View Road Space #LE215 & 217	Roanoke	VA	24012
ATL	0677	PRUDENTIAL CENTER	800 Boyleston Street Space #11	Boston	MA	02199
ATL	0679	MARKETPLACE MALL	431 Miracle Drive Space #B-8 & B 14	Rochester	NY	14623
ATL	0683	2 BROADWAY @ BEAVER ST	2 Broadway	New York	NY	10004

ATL	0685	STREETS OF SOUTHPOINT	6910 Fayetteville Road Suite 144	Durham	NC	27713
ATL	0687	SOUTHBURY GREEN	775 South Main Street	Southbury	CT	06488
ATL	0690	PROMENADE @ TEMECULA	40820 Winchester Road Suite 2720	Temecula	CA	92591
ATL	0691	SHOPS AT KILLDEER	20505 North Rand Road Suite 210	Kildeer	IL	60047
ATL	0695	MANHATTAN VILLAGE	3200 Sepulveda Blvd. Space #C-8	Manhattan Beach	CA	90266
ATF	0700	FRANKLIN MILLS	1556 Franklin Mills BL	Philadelphia	PA	19154
ATF	0705	POTOMAC MILLS	2700 Potomac Mills Circle Suite 933	Prince William	VA	22192
ATF	0708	GULF COAST	5201 Factory Shops Blvd.	Ellenton	FL	34222
ATF	0709	WOODBURY COMMONS	113 Marigold Court	Central Valley	NY	10917
ATF	0710	CASTLE ROCK	5050 Factory Shops Blvd.	Castlerock	CO	80104
ATF	0715	GILROY	681 Leavesley Road Suite 10	Gilroy	CA	95020
ATF	0717	CITADEL	100 Citadel Drive, Suite 114	Commerce	CA	90040
ATF	0719	GROVE CITY	I-79 And Route 208 Suite 350	Grove City	PA	16127
ATF	0722	VERO BEACH	1850 94th Drive Space 160	Vero Beach	FL	32966
ATF	0723	RIVERHEAD	Tanger Drive Suite 512	Riverhead	NY	11901
ATF	0727	AURORA FARMS	549 S. Chillicothe Road Suite 400	Aurora	OH	44202
ATF	0730	MICHIGAN CTY LIGHTHOUSE	601 Wabash Street Suite 1301	Michigan City	IN	46360
ATF	0732	DESERT HILLS CABAZON	48400 Seminole Drive Suite 500	Cabazon	CA	92230
ATL	0734	CROSSINGS SMITHFIELD	371 Putnam Pike space 400	Smithfield	RI	02917
ATF	0735	TANNERSVILLE	1000 Route 611 Suite H1-95, Bldg. H	Tannersville	PA	18372
ATL	0736	CONGRESSIONAL PLAZA	1637 Rockville Pike Space #17	Rockville	MD	20852
ATF	0737	REHOBOTH BEACH	4565 Highway 1 Space 103	Rehoboth Beach	DE	19971
ATF	0739	NAPA	681 Factory Store Drive	Napa	CA	94558
ATF	0740	MARINA SQ SAN LEANDRO	1221 Marina Boulevard	San Leandro	CA	94577
ATF	0741	CAMARILLO	850 East Ventura Blvd. Space 738	Camarillo	CA	93010
ATF	0744	SAWGRASS MILLS	12801 West Sunrise Blvd. Space 1027	Sunrise	FL	33323
ATL	0745	1290 AVE OF THE AMERICAS	1290 Avenue of the Americas	New York	NY	10104
ATL	0746	BIRCH STREET	210 West Birch Street Space #1	Brea	CA	92821
ATL	0747	GREAT SOUTH BAY	855 West Montauk Highway Space B6	West Babylon	NY	11704
ATL	0748	NOHO - 770 BROADWAY	770 Broadway	New York	NY	10003
ATF	0749	ONTARIO MILLS	One Mills Circle Space 904&906	Ontario	CA	91764
ATL	0750	THE SOURCE	1504 Old Country Road	Westbury	NY	11590
ATL	0751	GRAPEVINE MILLS	3000 Grapevine Mills Parkway	Grapevine	TX	76051
ATL	0752	LIVINGSTON MALL	112 Eisenhower Parkway	Livingston	NJ	07039
ATL	0753	NEWPORT CENTER	30 Mall Drive West	Jersey City	NJ	07310
ATL	0754	WOODBRIDGE CENTER	208 Woodbridge Center	Woodbridge	NJ	07095
ATL	0755	ARIZONA MILLS	5000 Arizona Mills Circle	Tempe	AZ	85282
ATL	0756	BAY TERRACE	2344 Bell Boulevard	Bayside	NY	11360
ATL	0757	LYNNHAVEN MALL	701 Lynnhaven Parkway	Virginia Beach	VA	23452
ATL	0758	GREENWOOD PARK	1251 US 31 North	Greenwood	IN	46142
ATL	0759	CHEVY CHASE PAVILLION	5335 Winconsin Avenue NW Suite 104	Washington	DC	20015
ATL	0760	CASTLETON SQUARE	6020 E. 82nd Street Space 110A	Indianapolis	IN	46250
ATL	0761	OVEIDO MARKETPLACE	1257 Oveido Marketplace Blvd.	Oviedo	FL	32765
ATL	0763	TYRONE SQUARE	6901 22nd Avenue North	St. Petersburg	FL	33710
ATL	0764	COUNTRYSIDE MALL	27001 US Highway 19 North Suite 2058	Clearwater	FL	33761
ATL	0765	MACON MALL	3661 Eisenhower Parkway	Macon	GA	31206
ATL	0766	EASTLAND MALL	800 North Green River Road	Evansville	IN	47715
ATL	0767	SHOPS@SUNSET	5701 Sunset Drive	South Miami	FL	33143
ATL	0768	GREAT LAKES CROSSING	4054 Baldwin Road	Auburn Hills	MI	48326
ATL	0769	CORAL SQUARE MALL	9541A West Atlantic Blvd.	Coral Springs	FL	33071
ATL	0771	TUSTIN	2777 El Camino Real	Tustin	CA	92782
ATL	0772	QUAKER BRIDGE MALL	120 Quakerbridge Mall	Lawrenceville	NJ	08648
ATL	0773	MERIDEN SQUARE	470 Lewis Avenue	Meriden	CT	06451
ATL	0774	SANTA ROSA PLAZA	2007 Santa Rosa Plaza	Santa Rosa	CA	95401
ATF	0775	THE BLOCK @ ORANGE	20 City Blvd, West Suite 125	Orange	CA	92868
ATL	0776	COLLIN CREEK	811 North Central Parkway	Plano	TX	75075
ATL	0777	NORTHRIDGE FASHION CENTER	9301 Tampa Avenue	Northridge	CA	91324
ATL	0778	MONTCLAIR PLAZA	2066 Montclair Plaza Lane	Montclair	CA	91763
ATL	0779	BOYTON BEACH MALL	801 North Congress Avenue	Boyton Beach	FL	33426
ATL	0780	CRYSTAL MALL	850 Hartford Turnpike	Waterford	CT	06385
ATL	0781	GREEN ACRES MALL	1115 Green Acres Mall	Valley Stream	NY	11581
ATL	0782	KINGS PLAZA	5325 Kings Plaza Shopping Ctr.	Brooklyn	NY	11234
ATL	0783	HAMILTON SQUARE	4403 Black Horse Pike	Mays Landing	NJ	08330
ATL	0784	42nd & LEXINGTON	150 East 42nd Street	New York	NY	10017
ATL	0786	PEACHTREE	3507 Manchester Expressway	Columbus	GA	31909
ATL	0787	3rd AVE @ 69th ST	1155 Third Avenue	New York	NY	10021
ATL	0788	WHITE PLAINS GALLERIA	100 Main Street	White Plains	NY	10601
ATL	0789	CONCORD MILLS	8111 Concord Mills Blvd. Space 254	Concord	NC	28027
ATL	0791	VISTA RIDGE	2401 Stemons Freeway	Lewisville	TX	75067
ATL	0793	MIAMI INTERNATIONAL	1455 NW 107th Avenue	Miami	FL	33172
ATL	0794	VINTAGE OAKS	208 Vintage Way #K-4, 5, 7	Novato	CA	94945
ATL	0795	DOGWOOD FESTIVAL MKTPLACE	130 Dogwood Blvd. Space #F6	Flowood	MS	39232
ATL	0801	PLAZA DEL SOL	725 West Main Avenue Suite #1605	Bayamon	PR	00961
ATL	0803	MISSION VALLEY CENTER	1640 Camino Del Rio North Space 218 & 226	San Diego	CA	92108

ATL	0804	PARAMUS PARK	700 Paramus Park	Paramus	NJ	07652
ATF	0805	JERSEY GARDENS	651 Kapkowski Road	Elizabeth	NJ	07201
ATL	0806	BURLINGTON TOWN CENTER	49 Church Street Space # 1059	Burlington	VT	05401
ATL	0807	KATY MILLS	5000 Katy Mills Circle	Katy	TX	77494
ATL	0808	EXTON SQUARE	100 Exton Square	Exton	PA	19341
ATL	0809	PACIFIC VIEW VENTURA	3301 East Main Street Space #1385	Ventura	CA	93003
ATL	0810	SOUTH SHORE MALL	1701 Sunrise Highway	Bayshore	NY	11706
ATL	0811	PARK CITY MALL	142 Park City Center	Lancaster	PA	17601
ATL	0812	84th & 3rd	1492 Third Avenue	New York	NY	10028
ATL	0813	ARROWHEAD TOWN CENTER	7700 West Arrowhead Towne Ctr Space #1220	Glendale	AZ	85301
ATL	0814	DESERT PASSAGE	3667 Las Vegas Blvd Space #H-39, #H-40	Las Vegas	NV	89109
ATL	0815	PEMBROKE LAKES MALL	11401 Pines Blvd	Pembroke Pines	FL	33026
ATL	0816	CLEMATIS STREET	218 Clematis Street	West Palm Beach	FL	33401
ATL	0817	DEPTFORD MALL	1750 Deptford Center Road Space 2A-1 & 2B-1	Deptford	NJ	08096
ATL	0818	EMERALD SQUARE MALL	999 S. Washington Street Space W-237 (2nd Level)	N. Attleboro	MA	02760
ATL	0819	PARK PLACE MALL	5870 East Broadway Blvd Space #222	Tucson	AZ	85710
ATL	0820	ARLINGTON TOWN SQUARE	23 South Evergreen Avenue Space C-6	Arlington Heights	IL	60005
ATL	0821	AVENUE @ WHITE MARSH	8125 Honeygo Blvd Space #'s 2G & 2H	Baltimore	MD	21236
ATL	0822	SPRINGFIELD MALL	1250 Baltimore Pike	Springfield	PA	19064
ATL	0823	STREETS OF WOODFIELD	601 N. Martingdale Road	Schaumburg	IL	60173
ATL	0824	GALLERIA @ TYLER	1299 Galleria at Tyler Space # E-3	Riverside	CA	92503
ATL	0825	FRIENDLY CENTER	629 Friendly Center Road	Greensboro	NC	27410
ATL	0826	MT PLEASANT TOWNE CENTER	1221 Belk Drive	Mount Pleasant	SC	29464
ATL	0827	CAPE COD MALL	Route 132 Lyannough Road Space #S-165	Hyannis	MA	02601
ATL	0828	TACOMA MALL	4502 South Steele Street Space 646	Tacoma	WA	98409
ATL	0829	LLOYD CENTER	1021 Lloyd Center	Portland	OR	97232
ATL	0830	VALLEY RIVER CENTER	208 Valley River Center Space E10 & E12	Eugene	OR	97401
ATL	0831	WESTMINSTER MALL	1025 Westminster Mall Space #1033	Westminster	CA	92683
ATL	0833	OPRY MILLS	231 Opry Mills Drive Space #231	Nashville	TN	37214
ATL	0834	52nd & MADISON	488 Madison Avenue	New York	NY	10022
ATL	0835	LANDMARK MALL	5801 Duke Street Space #C226	Alexandria	VA	22304
ATL	0836	QUARRY CROSSING	7322 Jones Maltsberger Suite #110	San Antonio	TX	78209
ATL	0837	WEST VILLAGE	3699 McKinney Avenue Space #316	Dallas	TX	75204
ATL	0839	NORTHGATE SHOPPING	410 Northeast Northgateway Way Space #729	Seattle	WA	98125
ATL	0840	BAY STREET	5652 Bay Street Space #5652	Emeryville	CA	94608
ATL	0841	33 N. LASALLE STREET	33 North LaSalle Street	Chicago	IL	60603
ATL	0842	PLAZA CAMINO REAL	2525 El Camino Real Space #257	Carlsbad	CA	92008
ATL	0843	MID RIVERS MALL	2264 Mid Rivers Mall	St. Peters	MO	63376
ATL	0845	CHESTERFIELD TOWN CTR	11500 Midlothian Turnpike	Richmond	VA	23235
ATL	0846	MARINA MARKETPLACE	13455 Maxella Avenue Space #136	Marina Del Rey	CA	90292
ATL	0847	FAIRFIELD CENTRE	1499 Post Road Space #1-F	Fairfield	CT	06430
ATL	0848	HULEN MALL	4800 S. Hulen Street	Fort Worth	TX	76132
ATL	0849	VILLAGE @ FLATIRON	1 West Flatiron Circle Space #416	Broomfield	CO	80021
ATL	0851	CORTE MADERA TOWN CTR	100 Corte Madera Town Center Space #325	Corte Madera	CA	94925
ATL	0852	35 WEST 34th STREET	35 West 34th Street	New York	NY	10001
ATL	0853	CLACKAMUS TOWN CENTER	12000 SE 82nd Avenue Suite 1072	Portland	OR	97266
ATL	0855	GRESHAM STATION	881 Northwest 12th Street Bldg A-5	Gresham	OR	97030
ATL	0856	LA PLAZA MALL	2200 South 10th Street	McAllen	TX	78503
ATL	0857	PREMIER CENTER	3414 Highway 190 Suite #12	Mandeville	LA	70471
ATL	0858	STREETS OF MAYFAIR	2911 Grand Avenue Space # 406	Coconut Grove	FL	33133
ATL	0860	BROOKWOOD VILLAGE	603 Brookwood Village #105	Birmingham	AL	35209
ATL	0861	TRI COUNTY MALL	11700 Princeton Pike Space #D-14 & D-15	Cinncinnati	OH	45246
ATL	0862	KIERLAND COMMONS	15211 North Kierland Blvd	Scottsdale	AZ	85254
ATL	0863	MAPLEWOOD MALL	1072 Maplewood Mall Space #1034	St. Paul	MN	55109
ATL	0864	ARUNDEL MILLS	7600 Clarks Road Space #464	Hanover	MD	21076
ATL	0865	CONCORD MALL	4737 Concord Pike Spaces #210 & #220	Wilmington	DE	19803
ATL	0866	70-31 AUSTIN STREET	70-31 Austin Street	Queens	NY	11375
ATL	0867	FOOTHILLS FASHION	215 East Fashion Parkway Space #B13	Fort Collins	CO	80525
ATL	0868	951 16TH STREET	951 16th Street Space #100	Denver	CO	80202
ATL	0869	YORKTOWN CENTER	203 Yorktown Shopping Ctr Space #261 & #262	Lombard	IL	60148
ATL	0870	BROOKFIELD SQUARE	95 North Moorland Road #A17 / Space #C-16	Brookfield	WI	53005
ATL	0871	OAK COURT MALL	4465 Poplar Avenue Space #2310A	Memphis	TN	38117
ATL	0873	MONTGOMERY MALL	103 Montgomery Mall Space #'s J6 & J7	North Wales	PA	19454
ATL	0874	OAKRIDGE MALL	925 Blossom Hill Road Space #U1B	San Jose	CA	95123
ATL	0875	ORLANDO FASHION SQUARE	3201 E Colonial Drive	Orlando	FL	32803
ATL	0876	MALL OF ST MATTHEWS	5000 Shelbyville Road Space #1370	Louisville	KY	40207
ATL	0877	GREAT NORTHERN	188 Great Northern Mall	Cleveland	OH	44070
ATL	0878	MOCKINGBIRD STATION	5307 E Mockingbird Lane	Dallas	TX	75206
ATL	0879	MAYFAIR SHOPPING CENTER	170B East Jericho Turnpike	Commack	NY	11725
ATL	0880	SOUTH COAST PLAZA	3333 Bear Street Space #344	Costa Mesa	CA	92626
ATL	0881	UNION STATION	1332 Sixth Avenue Union & Sixth	Seattle	WA	98101
ATL	0882	PENTAGON ROW	1201 South Joyce Street Space #B28	Arlington	VA	22202
ATL	0884	FOX RUN	50 Fox Run Road #128 Space #G6	Newington	NH	03801
ATL	0885	NORTH BRIDGE	520 North Michigan Avenue Space #226 & 228	Chicago	IL	60611

ATL	0886	UPTOWN PARK	1141 Uptown Park Blvd Suite #10	Houston	TX	77056
ATL	0887	FLORENCE MALL	1034 Florence Mall Space #1034	Florence	KY	41042
ATL	0888	ORLAND SQUARE MALL	104 Orland Square Space #A-02A	Orland Park	IL	60462
ATL	0890	MIZNER PARK	449 Plaza Real	Boca Raton	FL	33432
ATL	0891	LINCOLN ROAD	1036 Lincoln Road Space #1036	Miami	FL	33139
ATL	0892	AVENUE @ PEACHTREE	216 City Circle Space #440	Peachtree	GA	30269
ATL	0893	115 S. OLD WOODWARD	101 South Old Woodward Space # 110 & # 115	Birmingham	MI	48009
ATL	0894	MARKET COMMON CLARENDON	2700 Clarendon Blvd Suite 14	Arlington	VA	22201
ATL	0895	EDEN PRAIRIE CENTER	1018 Eden Prairie Center Space #1134	Eden Prairie	MN	55344
ATL	0897	HOLLYWOOD & HIGHLAND	#N/A	#N/A	#N/A	#N/A
ATL	0939	INDEPENDENCE MALL	3500 Oleander Drive Space #1084	Wilmington	NC	28403
ATL	0941	PASEO COLORADO	326 East Colorado Blvd Space # B109A + B109B	Pasadena	CA	91101
ATL	0944	SHOPPES @ BRINTON LAKE	929 Baltimore Pike Bldg E 400	Glen Mills	PA	19342
ATL	0945	THE GATEWAY	56 Rio Grande Street Suite #1084	Salt Lake City	UT	84101
ATL	0947	THE WATERFRONT	126 West Bridge Street Space #B11	Homestead	PA	15120
ATL	0949	MALL OF AMERICA	184 North Garden Street	Bloomington	MN	55425
ATL	0951	THE ESPLANADE	1401 West Esplanade Avenue Space # 324	Kenner	LA	70065
ATL	0952	SUGARHOUSE COMMONS	2100 South & Highland Drive	Salt Lake City	UT	84106
ATL	0954	WINTER PARK	438 N. Orlando Avenue Bldg J	Winter Park	FL	32789
ATL	0955	BOWIE TOWN CENTER	3701A Evergreen Pkwy	Bowie	MD	20716
ATL	0956	GARDEN CITY SHOPPING CENTER	83 Hillside Road Space #20	Cranston	RI	02920
ATL	0957	MALL @ BARNES CROSSING	1001 Barnes Crossing Road Spaces #726, 728 & 729	Tupelo	MS	38801
ATL	0958	MALL AT STONECREST	2929 Turner Hill Road Space #2770	Lithonia	GA	30038
ATL	0960	SANDS SHOPPING CENTER	3575 Long Beach Road Space #3J & 3K	Oceanside	NY	11572
ATL	0961	SOUTH HILLS VILLAGE	301 South Hills Village Space #1135	Pittsburgh	PA	15241
ATL	0962	THE MALL AT ROBINSON	100 Robinson Drive Space #1850	Pittsburgh	PA	15205
ATL	0963	THE FORUM AT PEACHTREE	5145 Peachtree Parkway Suite 410	Atlanta (Norcross)	GA	30092
ATL	0964	NORTHPOINTE VILLAGE	7300 Northpointe Parkway Suite #106	Alpharetta	GA	30022
ATL	0965	COLUMBIANA CENTRE	100 Columbiana Circle Space # 1328 & # 1324	Columbia	SC	29212
ATL	0966	WESTWOOD VILLAGE	1038 Westwood Blvd	Los Angeles	CA	90024
ATL	0967	ARBOR LAKES	7881 Main Street North Bldg 13	Maple Grove	MN	55369
ATL	0969	DUPONT CIRCLE	1611 Connecticut Avenue	Washington	DC	20009
ATL	0970	KENDALL VILLAGE	8717 Southwest 124th Avenue	Miami	FL	33183
ATL	0971	LINCOLN SQUARE	326 Lincoln Square	Arlington	TX	76011
ATL	0972	SHOPS AT DEERFIELD	720 Waukegan Road Unit H & I	Deerfield	IL	60015
ATL	0973	SHOPS AT LIBERTY PLACE	1625 Chestnut Street Space #234	Philadelphia	PA	19103
ATL	0975	THE VILLAGE SHOPS	95 Washington Street	Canton	MA	02021
ATL	0976	111 WEST MONROE	111 West Monroe	Chicago	IL	60603
ATL	0977	JEFFERSON POINTE	4120 West Jefferson Blvd Suite # 5	Ft Wayne	IN	46804
ATL	0978	3265 M STREET	3265 M Street NW	Washington	DC	20007
ATL	0981	HAMBURG VILLAGE	2308 Sir Barton Way	Lexington	KY	40509
ATL	0982	CAMBRIDGE CROSSING	4100-4090 Dearborne Circle, Sp # 123, 124 & 125	Mt Laurel	NJ	08054
ATL	0984	CREEKSIDE TOWN CTR	1208 Galleria Blvd Suite 100	Roseville	CA	95678
ATL	0985	EASTWOOD TOWN CENTER	3301 Preyde Blvd Space #H5	Lake Lansing	MI	48912
ATL	0986	CHANDLER FASHION CENTER	3499 West Chandler Blvd Suite 1016	Chandler	AZ	85226
ATL	0988	RIVERWALK	1 Poydras Street Space #46	New Orleans	LA	70130
ATL	0992	246 SUTTER STREET	246 Sutter Street	San Francisco	CA	94108
ATL	0993	SOHO - 560 BROADWAY	560 Broadway	New York	NY	10012
ATL	0994	BARRACKS ROAD	1117 Emmet St. N Space #19E	Charlottesville	VA	22903
ATL	0995	POLARIS FASHION PLACE	1500 Polaris Parkway Space #1086	Columbus	OH	43240
ATS	1000	TYSON'S CORNER	8061L Tysons Corner Center Space #J7L	McLean	VA	22102
ATS	1001	SOUTH COAST PLAZA	3333 Bristol Street Suite #2018	Costa Mesa	CA	92626
ATS	1002	BRIARGATE	1925 Briargate Parkway Space #A125	Colorado Springs	CO	80920
ATS	1003	SHOPPES AT ENGLISH VILLAGE	1460 Bethlehem Pike Suite J	North Wales	PA	19454
ATS	1004	SHORT PUMP TOWN CENTER	11800 West Broad Street Suite #2124	Richmond	VA	23233
ATS	1005	STONY POINT FASHION PARK	9200 Stony Point Parkway Space #113	Richmond	VA	23235
ATS	1006	CROCKER PARK	145 Main Street Space #1050	Westlake	OH	44145
ATS	1008	DERBY STREET SHOPPES	98 Derby Street Suite 417	Hingham	MA	02043
ATS	1009	MAYFAIR TOWN CENTER	6851 Main Street Bldg F	Wilmington	NC	28403
ATS	1011	THE MALL AT SHORT HILLS	Rt. 24 and Kennedy Parkway Space #153	Short Hills	NJ	07078
ATS	1012	SHOPS @ ARBOR LAKE	12265 Elm Creek Blvd Space #B12	Maple Grove	MN	55369
ATS	1013	LA ENCANTADA	2905 East Skyline Drive Space #1024	Tucson	AZ	85718
ATS	1016	FANEUIL HALL	South Market Building Space #2170	Boston	MA	02109
ATS	1017	NEW CANAAN	59 Elm Street	New Canaan	CT	06840
ATS	1018	TOWSON TOWN CENTER	825 Dulaney Valley Road Space #4135, 4140 & 4145	Towson	MD	21204
ATS	1019	VILLAGE OF CROSS KEYS	88 Village Square Space #1470	Baltimore	MD	21210
ATS	1020	HIGHLAND VILLAGE	4001 Westheimer Space #4051	Houston	TX	77027
ATS	1022	THE WESTCHESTER	125 Westchester Ave Space #2860A	White Plains	NY	10601
ATS	1023	MASHPEE COMMONS	34 Steeple Street	Mashpee	MA	02649
ATS	1024	SHOPS AT LA CANTERA	15900 LaCantera Parkway Bldg. 2 Suite #2240	San Antonio	TX	78256
ATS	1025	SHOPPES AT FARMINGTON VALLEY	110 Albany Turnpike Suite 909	Canton	CT	06019
ATS	1026	71-09 AUSTIN STREET	71-09 Austin Street	Forest Hills	NY	11375
ATS	1029	ALAMO QUARRY CROSSING	255 East Basse Suite 905	San Antonio	TX	78209
ATS	1030	LA PLAZA MALL	2200 South 10th Street Space #F-14A	McAllen	TX	78503

ATS	1031	GARDEN STATE PLAZA	Garden State Rt. 4 & 17 Space #1125	Paramus	NJ	07652
ATS	1032	COUNTRY CLUB PLAZA	309 Nichols Road	Kansas City	MO	64112
ATL	1033	555 BROADWAY	#N/A	#N/A	#N/A	#N/A
ATS	1035	ALGONQUIN COMMONS	1948 South Randall Road Space #4080	Algonquin	IL	60102
ATS	1036	NORTHPARK CENTER	8687 North Central Expressway Suite #1912	Dallas	TX	75225
ATS	1040	GALLERIA@FT LAUDERDALE	2338 East Sunrise Blvd. Space #C4-2206	Fort Lauderdale	FL	33304
ATS	1042	ORLANDO PARK CROSSING	14215 LaGrange Road Space 116	Orland Park	IL	60462
ATS	1043	NORTHLAKE MALL	6801 Northlake Mall Drive Suite #233	Charlotte	NC	28216
ATS	1044	ST JOHN'S TOWN CENTER	4711 River City Drive Suite 101	Jacksonville	FL	32246
ATS	1045	THE VININGS JUBILEE	4300 Paces Ferry Road Suite #474	Atlanta	GA	30339
ATS	1046	JORDAN CREEK TOWN CENTER	101 Jordan Creek Parkway Space #11080	West Des Moines	IA	50266
ATS	1047	CARRIAGE CROSSING	4630 Merchants Park Circle Space #717	Collierville	TN	38017
ATS	1048	TOWN CNTR ATLANTIC STATION	1380 Atlantic Drive Suite #14125	Atlanta	GA	30363
ATS	1050	GLENDALE GALLERIA RELO	1108 Glendale Galleria Space #G-4	Glendale	CA	91210
ATS	1051	WATERSIDE SHOPS@PELICAN BAY	5495 Tamiami Trail North Suite 5	Naples	FL	34108
ATS	1053	THE GATEWAY	10 South Rio Grande Street Suite A	Salt Lake City	UT	84101
ATS	1054	WEST COUNTY MALL	130 West County Center Space #2127	St. Louis	MO	63131
ATS	1055	HAMILTON PLACE	2100 Hamilton Place Blvd. Space #230	Chattanooga	TN	37421
ATS	1057	STONERIDGE MALL	1128 Stoneridge Mall	Pleasanton	CA	94588
ATS	1059	PARK PLAZA RELO	6000 West Markham Street Space #2154	Little Rock	AR	72205
ATS	1060	WALDEN GALLERIA	2000 Walden Avenue Space G-107	Buffalo	NY	14225
ATS	1061	RIDGEDALE CENTER	12401 Wayzata Blvd. Space #2275	Minnetonka	MN	55305
ATS	1062	FIRST COLONY MALL	16535 Southwest Freeway Space #1000	Sugarland	TX	77479
ATS	1063	THE STREETS OF CHESTER	280 Streets of Chester Route 206 South	Chester	NJ	07930
ATS	1064	EASTVIEW MALL	129 Eastview Mall Space F-10	Victor	NY	14564
ATS	1066	THE AVENUE AT WEST COBB	3625 Dallas Highway Space #800	Marietta	GA	30064
ATS	1072	LEHIGH VALLEY MALL	938 Lehigh Valley Mall Lifestyle Ctr. / Space #1220	Whitehall	PA	18052
ATS	1073	OTAY RANCH TOWN CENTER	2016 Birch Road Space #305	Chula Vista	CA	91915
ATS	1074	THE AVENUE WEBB GIN	1350 Scenic Highway Suite 304	Lawrenceville	GA	30045
ATS	1075	PIER AT CAESARS	One Atlantic Ocean Suite #BR-230	Atlantic City	NJ	08401
ATS	1076	THE SHOPS AT FRIENDLY CENTER	3334 West Friendly Avenue Space #101	Greensboro	NC	27410
ATS	1077	41 SOUTH MOGER AVENUE	41 South Moger Avenue	Mt. Kisko	NY	10549
ATS	1078	VILLAGE POINTE	17250 Davenport Street Space #C-102	Omaha	NE	68118
ATS	1079	EASTVIEW MALL	3101 PGA Blvd. Space #H-205	Palm Beach Gardens	FL	33410
ATS	1080	FASHION SHOW	3200 Las Vegas Blvd. S Space #1195	Las Vegas	NV	89109
ATS	1081	AMERICANA MANHASSET	1990 Northern Blvd.	Manhasset	NY	11030
ATS	1082	KENWOOD TOWN CENTER	7875 Montgomery Road Space R005	Cincinnati	OH	45236
ATS	1083	WATER TOWER PLACE	845 North Michigan Ave Space #4075	Chicago	IL	60611
ATS	1084	PARTRIDGE CREEK FASHION PARK	17360 Hall Road Space #189	Clinton Township	MI	48038
ATS	1085	THE SHOPS AT HIGHLAND VILLAGE	4141 Waller Creek Bldg Q Space #140	Highland Village	TX	75077
ATS	1086	600 FIFTH AVENUE	600 5th Avenue	New York	NY	10020
ATS	1089	SHERMAN OAKS	14006 Riverside Drive Space #272	Sherman Oaks	CA	91423
ATS	1092	PROVIDENCE PLACE	17 Providence Place Space #3190	Providence	RI	02903
ATS	1093	355 RIVERCHASE GALLERIA	2000 Riverchase Drive Space #105	Birmingham	AL	35244
ATS	1094	358 NORTHBROOK COURT	1252 Northbrook Court	Northbrook	IL	60062
ATS	1095	44 BRATTLE STREET	44 Brattle Street	Cambridge	MA	02138
ATS	1096	BLUE BLACK SQUARE	91 Memorial Road Space #D50	West Hartford	CT	06107
ATS	1097	THE FORUM ON PEACHTREE PARKWAY	5145 Peachtree Pkwy Space #455	Norcross	GA	30092
ATS	1099	THE SUMMIT SIERRA	13925 S.Virginia Street Suite #242	Reno	NV	89511
ATS	1101	AUGUSTA MALL	3450 Wrightboro Rd. Space #230	Augusta	GA	30909
ATS	1103	STATEN ISLAND MALL	2655 Richmond Ave. Space 2585	Staten Island	NY	10314
ATS	1104	ABQ UPTOWN	2261 Q Street NE Space #2E	Albuquerque	NM	87110
ATS	1106	HILL COUNTRY GALLERIA	12821 Hill Country Blvd Suite #C2-110	Bee Cave	TX	78738
ATS	1107	UPPER WESTSIDE	2015-7 Broadway	New York	NY	10023
ATS	1109	POLARIS FASHION PLACE	1500 Polaris Parkway Space #1046	Columbus	OH	43240
ATS	1110	THE SHOPS AT RIVER PARK	7825 Via del Rio Space #560	Fresno	CA	93720
ATS	1111	WILLOWBROOK MALL	7925 FM 1960 W. Space #1096	Houston	TX	77070
ATS	1112	SAN TAN VILLAGE	2218 East Williams Field Road Suite #111	Gilbert	AZ	85296
ATS	1113	BLAKENEY SHOPPING CENTER	9816 rea Road Suite E	Charlotte	NC	28277
ATS	1114	BURR RIDGE VILLAGE CENTER	770 Village Center Drive	Burr Ridge	IL	60527
ATS	1115	FREEHOLD RACEWAY	3710 Rt. 9 Space L-208	Freehold	NJ	07728
ATF	1200	COLORADO MILLS	14500 West Colfax Ave Ste 179	Lakewood	CO	80401
ATF	1201	SILVER SANDS-DESTIN	10406 Emerald Coast Parkway Space #76 & 78	Destin	FL	32550
ATF	1202	LAS VEGAS PREMIUM OUTLETS	605 South Grand Central Parkwy Space #1201	Las Vegas	NV	89106
ATF	1203	CHICAGO PREMIUM OUTLETS	1650 Premium Outlets Blvd. Space #423	Aurora	IL	60502
ATF	1204	NORTH GEORGIA PREMIUM OUTLET	800 Highway 400 South Suite #150	Dawsonville	GA	30534
ATF	1205	FACTORY STORES AT VACAVILLE	228 Nut Tree Road Space #228	Vacaville	CA	95687
ATF	1206	PRIME OUTLETS AT PLEASANT PRAIRIE	11211 120th Avenue Suite #41	Pleasant Prairie	WI	53158
ATF	1207	HUNTLEY	11800 Factory Shops Blvd. Space #700	Huntley	IL	60142
ATF	1208	MYRTLE BEACH	10843 Kings Road Suite #602	Myrtle Beach	SC	29572
ATF	1209	MIROMAR/NAPLES	10801 Corkscrew Road Suite #374	Naples (Estero)	FL	33928
ATF	1210	SEATTLE PREMIUM	10600 Quil Ceda Blvd. Space #0602	Tulalip (Snohomish)	WA	98271
ATF	1211	LEESBURG	241 Fort Evans Road NE Suite #210	Leesburg	VA	20176
ATF	1212	ALLEN PREMIUM	820 West Stacy Road Space #300	Allen	TX	75013

ATF	1213	WATERLOO	655 Route 318 Space #B059	Waterloo	NY	13165
ATF	1226	BIRCH RUN	8825 Marketplace Drive Suite #F375	Birch Run	MI	48415
ATF	1227	LAS VEGAS FASHION	32100 Las Vegas Blvd. South Space #454	Primm	NV	89019
ATF	1228	GAFFNEY	400 Factory Shops Blvd. Space #400	Gaffney	SC	29341
ATF	1229	HAGERSTOWN	610 Prime Outlets Blvd.	Hagerstown	MD	21740
ATF	1230	JEFFERSONVILLE	8300 Factory Shops Blvd. Space #300	Jeffersonville	OH	43128
ATF	1231	SHOPS@LAS AMERICAS	4155 Camino De La Plaza Space #428	San Diego	CA	92101
ATF	1232	LEBANON	One Outlet Village Blvd. Space #400	Lebanon	TN	37090
ATF	1233	WILLIAMSBURG	5699-44A Richmond Road Space #A016A	Williamsburg	VA	23188
ATF	1234	SAN MARCOS	3939 Interstate Highway 35 Space #810	San Marcos	TX	78666
ATF	1235	FOLEY	2601 South McKenzie Street Space #W3	Foley	AL	36535
ATF	1236	LEGENDS AT VILLAGE WEST	1803 Village West Parkway Space #M127	Kansas City	KS	66111
ATF	1237	PARK CITY	6699 North Landmark Drive Space #C110 & C115	Park City	UT	84098
ATF	1238	PHILADELPHIA PREMIUM OUTLETS	18 Lightcap Road Space #299	Pottstown	PA	19464
ATF	1239	ORLANDO PREMIUM OUTLETS	8200 Vineland Avene Space #745	Orlando	FL	32821
ATF	1240	ROUND ROCK PREMIUM OUTLETS	4401 North IH 35 Suite #1201	Round Rock	TX	78664
ATF	1241	DOLPHIN MALL	11401 Northwest 12th Street Suite #379	Miami	FL	33172
ATF	1242	TANGER OUTLETS AT CHARLESTON	4840 Tanger Outlet Blvd. Suite #1060	North Charleston	SC	29418
ATF	1243	WRENTHAM PREMIUM	One Premium Outlets Blvd. Suite #339	Wrentham	MA	02093
ATF	1244	SUPERMALL	1101 Supermall Way Space #230	Auburn	WA	98001
ATF	1246	RIO GRANDE VALLEY PREMIUM OUTLETS	5001 East Expressway 83 Space #525	Mercedes	TX	78570
ATF	1257	PRIME OUTLETS AT ORLANDO	4963 International Drive Unit 2C-01	Orlando	FL	32819
ATF	1259	TANGER OUTLET AT GONZALES	2210 South Tanger Blvd. Suite #210	Gonzales	LA	70737
ATF	1261	OUTLETS AT ANTHEM	4250 West Anthem Way Space 500	Anthem	AZ	85086
ATF	1262	OUTLETS AT LOVELAND	5817 McWhinney Blvd. Space C50	Loveland	CO	80538
ATF	1265	SUN VALLEY FACTORY STORES	7051 S.Desert Blvd. Space #D402	El Paso	TX	79932
ATF	1270	OUTLETS AT SILVERTHORNE	125-A Stephens Way Space R300	Silverthorne	CO	80498
ATF	1273	TANGER OUTLETS AT BRANSON	300 Tanger Blvd. Suite 109	Branson	MO	65616
ATF	1274	TANGER OUTLETS AT LOCUST GROVE	1000 Tanger Drive Suite #410	Locust Grove	GA	30248
ATF	1275	JOHNSON CREEK PREMIUM OUTLETS	575 West Linmar Lane Suite C-040	Johnson Creek	WI	53038
ATF	1276	EDINBURGH PREMIUM OUTLETS	11622 NE Executive Dr. 3026 Outlet Drive Space #B-050	Edinburg	IN	46124
ATF	1277	ALBERTVILLE PREMIUM OUTLETS	6415 Labeaux Avenue NE Space G080	Albertville	MN	55301
ATF	1289	NIAGRA FALLS - TEMP SPACE	2022 Military Road Space #70	Niagara Falls	NY	14304
ATL	1300	KING OF PRUSSIA	160 North Gulph Rd. Space #2106	King Of Prussia	PA	19406
ATL	1301	SHOPS AT UNION HILL	3056 State Route 10 West Suite P	Denville	NJ	07834
ATL	1302	BROOKSIDE SHOPS	149 Great Road	Acton	MA	01720
ATL	1303	PLAZA AMERICA SHOPPING CENTER	11610 Plaza America Drive	Reston	VA	20190
ATL	1304	CITYPLACE AT THE PROMENADE	31 City Place Space #A-6	Edgewater	NJ	07020
ATL	1305	RIVERTOWN CIRCLE	3357 Century Center Street SW Bldg A	Grandville	MI	49418
ATL	1306	THE TRAILS	260 North Nova Road Space #42	Ormond Beach	FL	32174
ATL	1307	THE GALLERIA-HOUSTON	5135 West Alabama Street Suite #5370	Houston	TX	77056
ATL	1308	CENTRAL PARK	1460 Central Park Blvd Suite 108	Fredericksburg	VA	22401
ATL	1310	MAIN STREET	263-265 Main Street	Huntington	NY	11743
ATL	1311	THE VININGS JUBILEE	4300 Paces Ferry Road Suite 600	Atlanta	GA	30339
ATL	1312	STUYVESANT PLAZA	1475 Western Avenue	Albany	NY	12203
ATL	1313	VILLAGE SQ AT DANA PARK	1854 South Val Vista Drive Suite 104 #AA12	Mesa	AZ	85204
ATL	1314	BELLEVUE SQUARE	268 Bellevue Sq Space #268 & 270	Bellevue	WA	98004
ATL	1315	DESTIN COMMONS	4130 Legendary Drive Space #A-104	Destin	FL	32541
ATL	1316	FAIRFAX CORNER	11924 Grand Commons Ave Bldg H	Fairfax	VA	22030
ATL	1317	SHORT PUMP TOWN CENTER	11800 West Broad Street Suite #1108	Richmond	VA	23233
ATL	1319	W. UNIVERISITY TRUST BLDG	133 South 36th Street	Philadelphia	PA	19104
ATL	1320	WESTSHORE PLAZA	250 Westshore Plaza	Tampa	FL	33609
ATL	1322	THE MALL AT MILLENIA	4200 Conroy Road Space #H212	Orlando	FL	32839
ATL	1323	BROWARD MALL	8000 West Broward Blvd Space #8000	Plantation	FL	33388
ATL	1324	LANE AVENUE SHOPPING CENTER	1663 West Lane Avenue Space D-10	Upper Arlington	OH	43221
ATL	1325	FANEUIL HALL	200 State Street Suite B8	Boston	MA	02109
ATL	1326	BAYSHORE MALL	5707 N. Centerpark Way Space N-121	Glendale	WI	53217
ATL	1329	LEGACY VILLAGE AT LYNDHURST	24683 Cedar Road Bldg G	Lyndhurst	OH	44124
ATL	1330	BARRINGTON SHOPPING CENTER	180 County Road	Barrington	RI	02806
ATL	1331	EASTON TOWN CENTER	4175 The Strand	Columbus	OH	43219
ATL	1332	MAIN STREET PROMENADE	55 South Main Street Suite 119	Naperville	IL	60540
ATL	1333	DEERFIELD TOWN CENTER	5445 Deerfield Blvd. #2070	Mason	OH	45040
ATL	1335	DULANEY PLAZA	Dulaney Plaza 830 Dulaney Valley Road	Towson	MD	21204
ATL	1336	NATICK MALL	1245 Worcester Street Space #2086	Natick	MA	01760
ATL	1337	TOWN CENTER AT BOCA RATON	6000 West Glades Road Space #1041	Boca Raton	FL	33431
ATL	1338	FLORIDA MALL	8001 South Orange Blossom Trai Unit 1314	Orlando	FL	32809
ATL	1339	VENTURA BOULEVARD	12144 Ventura Boulevard	Studio City	CA	91604
ATL	1340	WOODBURY PLAZA	417A South Oyster Bay Road	Plainview	NY	11803
ATL	1341	EVERGREEN WALK	200 Evergreen Way Space #813	South Windsor	CT	06074
ATL	1342	GREENWAY STATION	1621 Demingway Suite 110	Middleton	WI	53562
ATL	1344	KINGWOOD COMMONS	870 Kingwood Drive Space #870	Kingwood	TX	77339
ATL	1345	CORAL RIDGE MALL	1451 Coral Ridge Avenue Suite #230	Coralville	IA	52241
ATL	1346	1845 NORTH CLAYBOURN AVENUE	1845 North Clybourn Avenue	Chicago	IL	60614
ATL	1347	LAKESIDE MALL	14000 Lakeside Circle Space #1075	Sterling Heights	MI	48313

ATL	1348	REGENCY COURT	120 Regency Parkway Space #159	Omaha	NE	68114
ATL	1349	SCOTTSDALE FASHION SQUARE	7014-1016 East Camelback Road	Scottsdale	AZ	85251
ATL	1351	PALISADES CENTER	2430 Palisades Center Drive Space #F202	West Nyack	NY	10994
ATL	1354	THE CROSSROADS	6650 South Westnedge Ave Space #217	Portage	MI	49024
ATL	1355	WALDEN GALLERIA	One Walden Galleria Drive Space #A108	Buffalo	NY	14225
ATL	1356	AVENUE AT WEST COBB	3625 Dallas Highway Suite 520	Marietta	GA	30064
ATL	1357	CITADEL MALL	2070 Sam Rittenburg Blvd Suite 436	Charleston	SC	29407
ATL	1358	TYSON'S CORNER	7974A Tysons Corner Center	McLean	VA	22102
ATL	1359	SHOPPINGTOWN MALL	3649 Erie Boulevard East	Dewitt	NY	13214
ATL	1361	OAKBROOK CENTER	462 Oakbrook Center	Oak Brook	IL	60523
ATL	1362	THE SHOPPES AT GRAND PRAIRIE	5201 West War Memorial Drive Space #545	Peoria	IL	61615
ATL	1363	CHAPEL SQUARE	900 Chapel Street Suite 104	New Haven	CT	06510
ATL	1364	DERBY STREET SHOPPES	94 Derby Street Suite 245	Hingham	MA	02043
ATL	1365	SANTANA ROW	377 Santana Row Space #7110	San Jose	CA	95128
ATL	1366	CONGRESS PARK CENTRE	315 Broadway Space #2A	Saratoga Springs	NY	12866
ATL	1367	WESTVIEW PROMENADE	5263 Buckeystown Pike Building D	Frederick	MD	21704
ATL	1368	THE PROMENADE ON PROVIDENCE	5341 Ballantyne Commons Parkwa Suite 600	Charlotte	NC	28277
ATL	1370	JEFFERSON VALLEY MALL	650 Lee Blvd Space #K-09	Yorktown Heights	NY	10598
ATL	1371	SOUTHPARK MALL	4400 Sharon Road Space #P16-8	Charlotte	NC	28211
ATL	1372	CAMBRIDGESIDE GALLERIA	100 Cambridgeside Place Space #W-308	Cambridge	MA	02141
ATL	1373	THE SOMERSET COLLECTION	2800 West Big Beaver Road Suite M158	Troy	MI	48084
ATL	1374	THE LOOP	90 Pleasant Valley Street Unit 300	Methuen	MA	01844
ATL	1375	THE GLEN TOWN CENTER	1941 Tower Drive Space #E-4	Glenview	IL	60026
ATL	1376	HAWTHORN CENTER	320 Hawthorne Center	Vernon Hills	IL	60061
ATL	1377	CRYSTAL COVE PROMENADE	7871 East Coast Highway Space #A-105	Newport Beach	CA	92657
ATL	1378	COLONIAL PROMENADE BEECHWOOD	196 Alps Road Suite 41	Athens	GA	30606
ATL	1382	LENOX SQUARE	3393 Peachtree Road NE Suite #4053	Atlanta	GA	30326
ATL	1383	POUGHKEEPSIE GALLERIA	2001 South Road Space #D-103	Poughkeepsie	NY	12601
ATL	1385	FRESNO FASHION FAIR	645 East Shaw Avenue Space #F1B & F1C	Fresno	CA	93710
ATL	1386	CHERRY CREEK MALL	3000 East First Ave Space #1103	Denver	CO	80206
ATL	1387	CHAPEL HILL	4601 West Freeway Suite #550	Ft Worth	TX	76107
ATL	1388	COASTAL GRAND	2000 Coastal Grand Circle Space #405	Myrtle Beach	SC	29577
ATL	1389	PLAZA DEL CARIBE	2050 Ponce Bypass Space #264-265	Ponce	PR	00717
ATL	1390	VICTORIA GARDENS	12456 South Main Street Space #1520	Rancho Cucamonga	CA	91739
ATL	1391	ZONA ROSA	7307 NW 86th Terrace Space #138	Kansas City	MO	64153
ATL	1392	SHOPPES AT SUSQUEHANNA MKTPLACE	2575 Brindle Drive Space #L	Harrisburg	PA	17110
ATL	1393	SUGARLAND TOWN SQUARE	16195 City Walk Street	Sugar Land (Houston)	TX	77479
ATL	1394	SHOPS AT GREEN VALLEY RANCH	2235 Villiage Walk Drive Suite 163	Henderson	NV	89052
ATL	1395	CLAY TERRACE	14360 Clay Terrace Blvd Suite #120	Carmel	IN	46032
ATL	1396	THRUWAY SHOPPING CENTER	416 South Stratford Road Suite 700	Winston-Salem	NC	27103
ATL	1397	EASTERN SHORE TOWN CENTER	30500 State Highway 181 Space #208	Spanish Fort(Mobile)	AL	36527
ATL	1398	TOWN CENTER AT JORDAN	101 74th Street Space #11140	West Des Moines	IA	50266
ATL	1399	1107 BOSTON POST ROAD	1075 Boston Post Road	Darien	CT	06820
ATL	1403	FIRST AND MAIN	81 First Street Building F	Hudson	OH	44236
ATL	1404	MAINE MALL	364 Maine Mall Rd Space #E105A	South Portland	ME	04106
ATL	1405	WEST FARMS MALL	500 Westfarms Space B-201	Farmington	CT	06032
ATL	1406	TOWN CENTER AT LEWIS COMMONS	2190 Levis Commons Blvd Space #1130	Perrysburg	OH	43551
ATL	1407	WOODLAND MALL AT WOODLANDS	1201 Lake Woodland Drive Space #3020	The Woodlands	TX	77380
ATL	1409	CARRIAGE CROSSING	4610 Merchants Park Circle Suite 535	Collierville	TN	38017
ATL	1410	MALL AT GREEN HILLS	2126 Abbot Martin Road Space #182	Nashville	TN	37215
ATL	1411	CHARLESTON TOWN CENTER	1100 Charleston Town Center Space #1100	Charleston	WV	25389
ATL	1413	THE FALLS	888 Southwest 136th Street Space #393	Miami	FL	33176
ATL	1415	SHOPS AT BLACKSTONE VALLEY	70 Worcester Providence Tpk. Suite 609	Millbury	MA	01527
ATL	1416	VALLEY FAIR-WESTFIELD	2855 Stevens Creek Blvd Space #A3	Santa Clara	CA	95050
ATL	1417	BATTLEFIELD MALL	2825 South Glenstone Road Space #F-19	Springfield	MO	65804
ATL	1419	SOUTHCENTER WESTFIELD SHOPPINGTOWN	719 Southcenter Blvd.	Tukwila (Seattle)	WA	98188
ATL	1420	THOROUGHBRED VILLAGE	545 Cool Springs Blvd. Space #D-4	Franklin	TN	37067
ATL	1421	VALENCIA TOWN CENTER	24201 Valencia Boulevard Suite #145	Valencia	CA	91355
ATL	1422	INWOOD VILLAGE	5550 West Lovers Lane Suite 148	Dallas	TX	75209
ATL	1423	FREEHOLD RACEWAY	3710 Route 9 Space #D-218	Freehold	NJ	07728
ATL	1424	CAROUSEL CENTER	One Carousel Center Drive Space #A-202	Syracuse	NY	13290
ATL	1425	STATEN ISLAND MALL	2655 Richmond Avenue Space #1255	Staten Island	NY	10314
ATL	1426	SHOPS AT LA CANTERA	15900 LaCantera Parkway Bldg. 6 Suite #6600	San Antonio	TX	78256
ATL	1427	GARDEN STATE PLAZA	Intersection Rt. 4 & 17 Space 1149 and part of 1159	Paramus	NJ	07652
ATL	1428	BROOK 35 PLAZA	2157 Highway 35 Suite 2	Sea Girt	NJ	08750
ATL	1429	COLUMBIA MALL	2300 Bernadette Drive Suite #104	Columbia	MO	65203
ATL	1430	BODO SHOPPING CENTER	370 South 8th Street	Boise	ID	83702
ATL	1431	ALGONQUIN COMMONS	1968 South Randall Road Space #4030	Algonquin	IL	60102
ATL	1432	FORUM AT CARLSBAD	1923 Calle Barcelona Building 3 Suite 140	Carlsbad	CA	92009
ATL	1433	GARDENS AT EL PASEO	73-585 El Paseo Space E 1508	Palm Desert	CA	92260
ATL	1434	GALLERY PLACE	707 Seventh Street NW Space #102 & 104	Washington	DC	20001
ATL	1435	BELDEN VILLAGE	4155 Belden Village Mall Space #B24	Canton	OH	44718
ATL	1436	BELMAR	370 South Teller Street Space #3B1-R22	Lakewood	CO	80226
ATL	1438	WESTMORELAND MALL	Route 30 East Space #NU3	Greensburg	PA	15601

ATL	1439	TOWN CENTER OF VIRGINA BEACH	221 Central Park Avenue	Virginia Beach	VA	23462
ATL	1441	SHOPPES AT FARMINGTON VALLEY	110 Albany Turnpike Suite 600	Canton	CT	06019
ATL	1442	THE VILLAGE AT SANDHILL	470-9 Town Center Place	Columbia	SC	29229
ATL	1443	KENWOOD TOWNE CENTRE	7875 Montgomery Road Space #3107	Cincinnati	OH	45236
ATL	1444	THE AVENUE VIERA	2261 Town Center Avenue Suite #101	Melbourne	FL	32940
ATL	1446	125 MONTAGUE STREET	125 Montague Street	Brooklyn	NY	11201
ATL	1447	BOULEVARD AT CAPITAL CENTER	900 M Capital Center Blvd. Space #D106	Largo (Landover)	MD	20774
ATL	1448	DOWNTOWN SILVER SPRING	922 Ellsworth Drive Space #B2	Silver Spring	MD	20910
ATL	1449	HOLYOKE MALL	50 Holyoke Street Space #E262	Holyoke(Springfield)	MA	01040
ATL	1450	BURNSVILLE CENTER	2067 Burnsville Center	Burnsville	MN	55306
ATL	1451	HOWELL COMMONS	4741 Route 9 North Space #2574	Howell	NJ	07731
ATL	1452	STONYBROOK VILLAGE	79 & 81 Main Street	Stony Brook	NY	11790
ATL	1454	SPRING CREEK PLAZA	1494 South Bryant Avenue Building A	Edmond	OK	73034
ATL	1455	TWELVE OAKS MALL	27234 Novi Road Space #A-122	Novi	MI	48377
ATL	1456	PERIMETER MALL	4400 Ashford Dunwoody Road Space #1042	Atlanta	GA	30346
ATL	1457	BRIDGEPORT VILLAGE	7209 Southwest Bridgeport Road Space # F102	Tigard	OR	97224
ATL	1458	LEAWOOD TOWN CENTER	5017 West 117th Street Space #3230	Leawood	KS	66211
ATL	1459	INDEPENDENCE CENTER	18813 East 39th Street Space #L21	Kansas City	MO	64057
ATL	1460	ALDERWOOD MALL	3000 184th Street Space #982	Lynnwood	WA	98037
ATL	1461	CAPITOLA MALL	1855 41st Street Space #D4 & D5	Capitola	CA	95010
ATL	1462	DEL MONTE CENTER	230 Del Monte Center Suite 2-2	Monterey	CA	93940
ATL	1463	EASTVIEW	129 Eastview Mall Space #E5	Victor	NY	14564
ATL	1464	VILLAGE POINTE	17151 Davenport Street Suite #M-111	Omaha	NE	68118
ATL	1466	PAOLI SHOPPING CENTER	82 East Lancaster Avenue Space A-2	Paoli	PA	19301
ATL	1467	OLD ORCHARD CENTER	374 Old Orchard Center Suite #M8	Skokie	IL	60077
ATL	1468	CHERRYVALE MALL	7200 Harrison Avenue Space #53A	Rockford	IL	61112
ATL	1469	GENEVA COMMONS	114 Commons Drive Space #1020	Geneva	IL	60134
ATL	1470	WELLINGTON GREEN	10300 West Forest Hill Blvd. Space #271A	Wellington	FL	33414
ATL	1471	SHOPS AT WILLOW BEND	6121 West Park Blvd. Space #C-209	Plano	TX	75093
ATL	1472	EASTCHESTER SHOPPING CENTER	703 White Plains Road	Scarsdale	NY	10583
ATL	1473	ULSTER CROSSING	1159 Ulster Avenue	Kingston	NY	12401
ATL	1474	COUNTRY CLUB PLAZA	235 West 47th Street	Kansas City	MO	64112
ATL	1475	THE MALL AT SHORT HILLS	1200 Morris Turnpike Space #D-215	Short Hills	NJ	07078
ATL	1476	CITY CENTER AT OYSTER POINT	702 Mariner's Row Suite 106	Newport News	VA	23606
ATL	1477	17 MAIN STREET	17 Main Street	Westport	CT	06880
ATL	1478	WOODBURY LAKES CENTER	9120 Hudson Street Suite 303	Woodbury	MN	55125
ATL	1479	WASHINGTONIAN CENTER	29 Grand Corner Avenue	Gaithersburg	MD	20878
ATL	1480	NORTHSHORE MALL	Northshore Mall 210 Andover St. Space #W185	Peabody	MA	01960
ATL	1481	HAMILTON CORNER	2115 Gunbarrel Road Space #3	Chattanoga	TN	37421
ATL	1482	AVENUE @EAST COBB	4475 Roswell Road Suite #850	Marietta	GA	30062
ATL	1483	ANNAPOLIS HARBOUR CENTER	2522A Solomons Island Road Space E-4	Annapolis	MD	21401
ATL	1484	1484 BEACHCLIFF MARKET SQUARE	19360 Detroit Road Space #A-102	Rocky River(Cleveld)	OH	44116
ATL	1485	BELLEMEADE	6535 Youree Drive Suite 201	Shreveport	LA	71105
ATL	1486	THE SUMMIT SIERRA	13945 South Virginia Street Suite #620	Reno	NV	89511
ATL	1487	Midtowne	201 North University Ave Suite #230	Little Rock	AR	72205
ATL	1488	SHOPS AT CENTERRA	5855 Sky Pond Drive Suite #F615	Loveland	CO	80538
ATL	1490	THE PINNACLE AT TURKEY CREEK	11285 Parkside Drive	Knoxville	TN	37934
ATL	1491	NORTH TOWNE PLAZA	5901 North Wyoming Blvd. Suite A	Albuquerque	NM	87109
ATL	1492	The Shops at Dos Lagos	2795 Cabot Drive Suite #6145	Corona	CA	92883
ATL	1493	WHEATON PLAZA	11160 Veirs Mill Road Suite 113	Wheaton	MD	20902
ATL	1494	GALLERIA@FT LAUDERDALE	2378 East Sunrise Blvd. Space # A15-2012	Fort Lauderdale	FL	33304
ATL	1495	BRIDGEWATER COMMONS	610 Commons Way Space #4340	Bridgewater	NJ	08807
ATL	1496	CRABTREE VALLEY	4325 Glenwood Avenue Space #1001	Raleigh	NC	27612
ATL	1497	CHERRY HILL	2000 Route 38 Suite #1250	Cherry Hill	NJ	08002
ATL	1498	OXFORD VALLEY MALL	2300 East Lincoln Highway Space #250	Langhorne	PA	19047
ATL	1499	HUNT VALLEY	118 Shawan Road Suite A	Hunt Valley	MD	21030
ATL	1500	NORTHPARK CENTER	1236 North Central Expressway Space #H1-1612	Dallas	TX	75225
ATL	1501	IRVINE SPECTRUM CENTER	93 Fortune Drive Space #605	Irvine	CA	92618
ATL	1502	NORTHLAKE MALLL	6801 Northlake Mall Drive Space #127	Charlotte	NC	28216
ATL	1503	PIONEER PLACE	340 SW Morrison Space 1420	Portland	OR	97204
ATL	1504	SIMI VALLEY TOWN CENTER	1555 Simi Town Center Way Space #190	Simi Valley	CA	93065
ATL	1505	ST JOHN'S TOWN CENTER	4751 River City Drive Suite 107	Jacksonville	FL	32246
ATL	1506	1506 THE BOULEVARD	34 The Boulevard St. Louis Bldg. 2 Space K-2	Richmond Heights	MO	63117
ATL	1507	TOWN CENTER AT ATLANTIC STATION	260 18th Street Suite #10120	Atlanta	GA	30363
ATL	1508	TOWN CENTER@CENTER LODGE	7519 Corporate Blvd. Suite 340	Baton Rouge	LA	70809
ATL	1509	PROVIDENCE PLACE	103 Providence Place Space #3200	Providence	RI	02903
ATL	1511	FIREWALL TOWN CENTER	185 Cedar Sage Drive Space #D13	Garland	TX	75040
ATL	1512	LAMAR PARK CENTER	425 Doddridge Street Space #42 & 46	Corpus Christi	TX	78411
ATL	1514	MAYFAIR MALL	2500 N. Mayfair Road Space #176	Wauwatosa	WI	53226
ATL	1515	MARKETPLACE	2000 North Neil Street Space #100	Champaign	IL	61821
ATL	1516	SHOPPES@COLLEGE HILLS	305 Veterans Parkway Suite #200	Normal	IL	61761
ATL	1517	VALLEY SQUARE	1560 Main Street / Bldg.6 Suite #603	Warrington	PA	18976
ATL	1518	WATERFORD LAKES	685 North Alafaya Trail Space #P-01	Orlando	FL	32828
ATL	1519	CHESTER SPRINGS SHOPPING CENTER	197 Route 206 South Space #D100 & D102	Chester	NJ	07930

ATL	1520	APACHE MALL	333 Apache Mall	Rochester	MN	55902
ATL	1521	ABERCON WALK	5525 Abercorn Street Suite #40	Savannah	GA	31405
ATL	1522	CITRUS PARK	8021 Citrus Park Town Center Space #7954	Tampa	FL	33625
ATL	1523	INTERNATIONAL PLAZA	2223 North West Shore Blvd. Space #206	Tampa	FL	33607
ATL	1524	BROADWAY SQUARE MALL	4601 South Broadway Space #J03	Tyler	TX	75703
ATL	1525	CENTRAL TEXAS MARKETPLACE	2428 West Loop 340 Suite B-1	Waco	TX	76711
ATL	1527	EMPIRE MALL	590 West Empire Mall Space #208 & 209	Sioux Falls	SD	57106
ATL	1528	LYNNDALE	505 Red Banks Road Suite C	Greenville	NC	27858
ATL	1529	SHOPS AT GREENRIDGE	1125 Woodruff Road Space #1803	Greenville	SC	29607
ATL	1530	COLONIAL UNIVERSITY VILLAGE	1627-24 Opelika Road	Auburn	AL	36830
ATL	1531	WATERSIDE SHOPS AT PELICAN BAY	5475 Tamiami Trail North Suite 1	Naples	FL	34108
ATL	1532	THE HERITAGE SHOPS AT MILLENIUM PARK	51 East Randolph Street	Chicago	IL	60601
ATL	1533	ROSS PARK MALL	1000 Ross Park Mall Drive Space # K08A	Pittsburgh	PA	15237
ATL	1534	CREEKSIDE STATION	3115 Valley Avenue	Winchester	VA	22601
ATL	1535	ALTAMONTE MALL	451 East Altamonte Drive Space #2227	Altomonte Springs	FL	32701
ATL	1536	THE OAKS	6403 West Newberry Road Space #B-2	Gainesville	FL	32605
ATL	1539	WESTFIELD SOUTHGATE	3501 South Tamiami Trail Space #106	Sarasota	FL	34239
ATL	1540	STAMFORD TOWN CENTER	100 Greyrock Place Space #G-125	Stamford	CT	06901
ATL	1541	PARADISE VALLEY MALL	4550 East Cactus Road Suite248	Phoenix	AZ	85032
ATL	1542	5001 FRANCE AVENUE SOUTH	5001 France Avenue South	Minneapolis	MN	55410
ATL	1544	1723 WALNUT STREET	1729 Walnut Street	Philadelphia	PA	19103
ATL	1545	1420 BURLINGAME AVE	1420 Burlingame Avenue First Floor	Burlingame	CA	94010
ATL	1546	BRANDON TOWN CENTER	403 Brandon Town Center Drive	Brandon	FL	33511
ATL	1548	PLAZA FRONTENAC	91 Plaza Frontenac	St. Louis	MO	63131
ATL	1549	METROPOLIS	360 Metropolis Mile Suite #125	Plainfield	IN	46168
ATL	1550	STREETS OF TANASBOURNE	2090 NW Allie Way Space #430	Hillsboro	OR	97124
ATL	1551	CHESTERFIELD MALL	2024 Chesterfield Mall	Chesterfield	MO	63017
ATL	1552	SOUTHSIDE WORKS	428 South 27 Street Space #B-215	Pittsburgh	PA	15203
ATL	1553	CRESTVIEW HILLS TOWN CENTER	2850 Town Center Boulevard Space #7010	Crestview Hills	KY	41017
ATL	1554	FIVE POINTS PLAZA	18577 Main Street	Huntington Beach	CA	92648
ATL	1555	LAKEPORT COMMONS	5001 Sergeant Road Space #295	Sioux City	IA	51106
ATL	1556	BRIDGE STREET TOWN CENTRE	355 Bridge Street Suite #113	Huntsville	AL	35806
ATL	1557	1557 ST. CLAIRE SQUARE	6520 North Illinois Suite 102	Fairview Heights	IL	62208
ATL	1558	NEW TOWN SHOPS	5114 Main Street Space #305	Williamsburg	VA	23188
ATL	1559	BRANSON LANDING	223 Branson Landing	Branson	MO	65616
ATL	1560	GREENE TOWN CENTER	4437 Glengarry Drive Space C-116	Beavercreek (Dayton)	OH	45440
ATL	1561	PASEO NUEVO	623 Paseo Nuevo	Santa Barbara	CA	93101
ATL	1562	SHOPPES AT MONTAGE	2271 Shoppes Blvd.	Moosic	PA	18507
ATL	1563	SHERMAN PLAZA	1614 Sherman Avenue Space #A06	Evanston	IL	60201
ATL	1565	SHOPPES ON DEAN	42-44 South Dean Street	Englewood (Bergen C)	NJ	07631
ATL	1566	COCONUT POINT	23190 Fashion Drive Suite #101	Bonita Springs(Este)	FL	33928
ATL	1567	PINNACLE HILLS PROMENADE	2203 South Promenade Blvd. Suite 2150	Rogers	AR	72758
ATL	1569	SHOPPES AT OLD BRIDGE	3829 U.S. Highway 9	Old Bridge	NJ	08857
ATL	1570	THE MALL IN COLUMBIA	10300 Little Patuxent Parkway Space #1040	Columbia	MD	21044
ATL	1572	WILLOWBROOK MALL	1595 Willowbrook Mall	Wayne	NJ	07470
ATL	1573	YUMA PALMS REGIONAL CENTER	1305 South Yuma Palms Parkway Pad 6	Yuma	AZ	85365
ATL	1574	THE STREETS OF CRANBERRY	20430 Route 19 Suite 100	Cranberry Township	PA	16066
ATL	1575	TWENTY NINTH STREET	1810 29th Street Suite #1024	Boulder	CO	80301
ATL	1577	SOUTHLAKE TOWN CENTER	415 Grand Avenue East	Southlake	TX	76092
ATL	1578	AVENUE WEBB GIN	1350 Scenic Highway Suite #340	Lawrenceville	GA	30045
ATL	1580	GREEN OAK VILLAGE PLACE	9710 Village Place Blvd. Space F2	Brighton	MI	48116
ATL	1581	LEHIGH VALLEY MALL	250 Lehigh Valley Mall Space 1320	Whitehall	PA	18052
ATL	1582	GLENDALE GALLERIA	1154 Glendale Galleria Space G-17	Glendale	CA	91210
ATL	1583	NORTH COUNTY	200 East Via Rancho Parkway Suite #121	Escondido	CA	92025
ATL	1584	ARDEN FAIR	1689 Arden Way Suite #1204	Sacramento	CA	95815
ATL	1585	SOUTHLANDS	6240 South Main Street Suite K-105	Aurora	CO	80016
ATL	1586	ROSEDALE CENTER	808 Rosedale Center Space #915	Roseville	MN	55113
ATL	1587	OTAY RANCH TOWN CNTR	2015 Birch Road Space #911	Chula Vista	CA	91915
ATL	1588	423 KING STREET	423 King Street Tavern Square	Alexandria	VA	22314
ATL	1589	WAYSIDE COMMONS	6 Wayside Road Suite F	Burlington	MA	01803
ATL	1590	CAPITAL MALL PROMENADE	2511 Fourth Avene Space #P9-Bldg B	Olympia	WA	98502
ATL	1591	DAYTON MALL	2830 Miamisburg-Centerville Rd	Dayton	OH	45459
ATL	1592	LAKESIDE VILLAGE	1433 Town Center Drive Space B-108	Lakeland	FL	33803
ATL	1593	COLONIAL PINNACLE AT TUTWILER FARM	5018 Pinnacle Square Suite #104	Birmingham	AL	35235
ATL	1594	MALL AT TURTLE CREEK	3000 East Highland Drive Suite 509	Jonesboro	AR	72401
ATL	1595	DEL AMO FASHION CENTER	3525 Carson Street Suite 159	Torrance	CA	90503
ATL	1596	MALL OF GEORGIA	3333 Buford Drive Suite #VCO3	Atlanta	GA	30519
ATL	1598	RIDGEDALE CENTER	445 Ramsay Way Building 14 - Space 101	Kent	WA	98032
ATL	1599	KENT STATION	438 Plaza Real Space #1438	Boca Raton	FL	33432
ATL	1602	WILLOWBROOK MALL	644 Smith Haven Mall Space #S03	Lake Grove	NY	11755
ATL	1603	SMITH HAVEN MALL	7 Backus Avenue Suite D-106	Danbury	CT	06810
ATL	1604	DANBURY FAIR MALL	8216-1338 East 49th Avenue	Denver	CO	80238
ATL	1605	NORTHFIELD AT STAPLETON	9 Du Rhu Drive Suite #370	Mobile	AL	36608
ATL	1606	LEGACY VILLAGE AT SPRING HILL	One Galleria Drive Space #D207	Middletown	NY	10941

ATL	1608	ABQ UPTOWN	2260 Q Street NE Suite #3D	Alburquerque	NM	87110
ATL	1609	TUCSON MALL	4500 North Oracle Road Space #171A	Tucson	AZ	85705
ATL	1610	AVENUE OF THE PENINSULA	550 Deep Valley Drive Suite #117	Rolling Hills Estate	CA	90274
ATL	1611	WOODLAND HILLS	7021 South Memoria Drive Suite #0165A	Tulsa	OK	74133
ATL	1612	GALLERIA DALLAS	13350 Dallas Parkway Suite #2595	Dallas	TX	75240
ATL	1613	MARKET AT RIVER RANCH	1900 Kaliste Saloom Road Suite #100	Lafayette	LA	70508
ATL	1614	7 TIMES SQUARE TOWER	1459 Broadway Times Square	New York	NY	10036
ATL	1615	SHOPPES AT PIERCE HILL	1308 Vestal Parkway East Suite 6	Vestal (Broome Cnty)	NY	13850
ATL	1616	ARLINGTON HEIGHTS	4001 Arlington Highland Blvd. Suite 137	Arlington	TX	76018
ATL	1618	MILFORD MARKETPLACE	1664 Boston Post Road Space A-15	Milford	CT	06460
ATL	1621	HILL COUNTRY GALLERIA	12912 Hill Country Blvd. Space #F105	Bee Cave	TX	78738
ATL	1622	LA CENTERRA AT CINCO RANCH	23501 Cinco Ranch Blvd. Suite G-140	Katy	TX	77494
ATL	1623	THE SHOPS AT HIGHLAND VILLAGE	4141 Waller Creek Bldg Q Space #170	Highland Village	TX	75077
ATL	1624	THE VILLAGE AT COLONY PLACE	152 Colony Place	Plymouth	MA	02360
ATL	1625	MANSFIELD CROSSING	280 School Street Suite F170	Mansfield	MA	02048
ATL	1626	BURR RIDGE VILLAGE CTR	720 Village Center Drive	Burr Ridge	IL	60527
ATL	1629	VILLAGE AT STONE OAK	22710 U.S. 281 North Suite 101	San Antonio	TX	78259
ATL	1630	ALAMANCE CROSSING	3172 Waltham Blvd. Space #K4	Burlington	NC	27215
ATL	1633	THE SHOPPES AT WYOMISSING	766 Woodland Road Space H	Wyomissing	PA	19610
ATL	1634	SHOPPES AT NORTH BRUNSWICK	519 Shoppes Blvd.	North Brunswick	NJ	08902
ATL	1635	SAN TAN VILLAGE	2174 E. Williams Field Road Suite 101	Gilbert	AZ	85296
ATL	1640	THE AVENUE MURFREESBORO	2615 Medical Center Parkway Space #1440	Murfreesboro	TN	37129
ATL	1645	THE SHOPS OLD MILL DISTRICT	330 SW Powerhouse Drive Suite 130	Bend	OR	97702
ATL	1649	COLONNADE AT STATE COLLEGE	19 Colonnade Way Space #125	State College	PA	16803
ATL	1652	MACARTHUR CENTER	300 Monticello Avenue Space #252	Norfolk	VA	23510
ATL	1653	ORCHARD PARK VILLAGE PLAZA	3995 North Buffalo Road	Orchard Park	NY	14127
ATL	1657	UTICA SQUARE	1818 Utica Square	Tulsa	OK	74114
ATL	1658	AUGUSTA MALL	3450 Wrightsboro Road Space #A222	Augusta	GA	30909
ATL	1659	THE SHOPPES AT EASTCHASE	6886 Eastchase Parkway Space #B150	Montgomery	AL	36117
ATL	1663	THE SHOPS AT PEMBROKE GARDENS	430 SW 145th Terrace Space #13050	Pembroke Pines	FL	33027
ATL	1665	HORTON PLAZA	120 Horton Plaza Suite #105	San Diego	CA	92101
ATL	1669	COLUMBIA CENTER	1321 North Columbia Center Blv Suite #905	Kennewick	WA	99336
ATL	1675	THE PROMENADE BOLINGBROOK	641 East Boughton Road Suite #135	Bolingbrook	IL	60440
ATL	1678	THE GALLERY AT HARBORPLACE	200 East Pratt Street Space #3016	Baltimore	MD	21202
ATL	1679	WESTFIELD SOUTHPARK	500 Southpark Center Space GL #24	Strongsville	OH	44136
ATL	1680	SHADOW LAKE TOWNE CENTER	7640 Towne Center Parkway Suite 109	Papillion	NE	68046
ATL	1681	THE SHOPPES AT RIVER RIDGE	4315 West Dublin-Granville Rd	Dublin	OH	43017
ATL	1685	THE SHOPS AT RIVER PARK	7705 Via del Rio Space #450	Fresno	CA	93720
ATL	1688	ORCHARD SHOPPING CENTER	8621 Clinton Street Space #8621	New Hartford	NY	13413
ATL	1689	THE SUMMIT LOUISVILLE	4278 Summit Plaza Drive Space C14/C15	Louisville	KY	40241
ATL	1694	SHOPS AT SADDLE CREEK	7615 West Farmington Suite 15	Germantown	TN	38138
ATL	1698	SHOPS AT ROSSMOOR	12211 Seal Beach Blvd. Suite #12211	Seal Beach	CA	90740
ATL	1699	MIDTOWN VILLAGE	1800 McFarland Blvd. East Space 204	Tuscaloosa	AL	35404
ATL	1701	ANNAPOLIS MALL	2002 Annapolis Mall Space #1820	Annapolis	MD	21401
ATL	1705	CORDOVA MALL	5100 North 9th Avenue Space #E599	Pensacola	FL	32504
ATL	1706	KERCHEVAL PLACE	17209 Kercheval Street	Grosse Pointe	MI	48230
ATL	1707	SOLOMON POND	601 Donald Lynch Boulevard Space #N243	Malborough	MA	01752
ATL	1709	THE GROVE WEST	540A Broad Street	Shrewsbury	NJ	07702
ATL	1710	OAK PARK MALL	11153 West 95th Street Space #93	Overland Park	KS	66214
ATL	1711	VILLAGE AT ROCHESTER HILLS	376 North Adams Space G 376	Rochester Hills	MI	48309
ATL	1713	GOVERNOR SQUARE	1500 Appalachee Parkway SP 1125	Tallahassee	FL	32301

SCHEDULE II

TO SECURITY AGREEMENT

JURISDICTION OF ORGANIZATION

A.	Each Grantor’s official name:

AnnTaylor Stores Corporation

AnnTaylor, Inc.

AnnTaylor Distribution Services, Inc.

AnnTaylor Retail, Inc.

Annco, Inc.

B.	Type of entity: Each Grantor is a corporation.

C.	Organizational identification number issued by each Grantor’s state of incorporation or organization:

Credit Party	State of Incorporation	Organization Identification Number
AnnTaylor Stores Corporation	DE	2177466
AnnTaylor, Inc.	DE	2104040
AnnTaylor Distribution Services, Inc.	DE	2370078
AnnTaylor Retail, Inc.	DE	2370080
Annco, Inc.	DE	2962680

D.	State of incorporation or organization:

Credit Party	State of Incorporation
AnnTaylor Stores Corporation	DE
AnnTaylor, Inc.	DE
AnnTaylor Distribution Services, Inc.	DE
AnnTaylor Retail, Inc.	DE
Annco, Inc.	DE

SCHEDULE III

TO SECURITY AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Patents: None.

Annco, Inc. United States Copyrights:

Title	Reg. No.	Reg. Date	Record Owner	Status
Destination AnnTaylor sculptured purse size bottle	VA702108	4/3/1995	AnnTaylor, Inc.	Registered

Trademark Registrations and Applications

See attached schedules.

Trademark Applications

Trademark	Country or Jurisdiction	Reg. No — (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/Comments
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
BOTTLE DESIGN	US	(77-162,066)	(04/20/2007)	Annco, Inc.	Notice of Allowance Issued
EVERYTHING I LOVE	US	(77-170,168)	(05/01/2007)	Annco, Inc.	Published
POSSIBILITIES	US	(77-159,659)	(04/18/2007)	Annco, Inc.	Published
PRECOCIOUS	US	(77-159,652)	(04/18/2007)	Annco, Inc.	Published
TRULY, ANN	US	(77-170,174)	(05/01/2007)	Annco, Inc.	Published
TRULY, ANN TAYLOR	US	(77-166,715)	(4/26/2007)	Annco, Inc.	Published

[This schedule consists of 31 pages, of which all but four have been omitted in their entirety pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted pages have been filed separately with the Securities and Exchange Commission.]

27

Worldwide Registration Program Report as of April 10, 2008

Country: **United States**

Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
A ! (STYLIZED) *Record Owner:* Annco, Inc.	35	78/454986	7/22/2004	3101894	6/6/2006	REGISTERED
A.T. LOFT *Record Owner:* Annco, Inc.	25	78/790710	1/12/2006			FILED
A.T. LOFT *Record Owner:* Annco, Inc.	35	78/790693	1/12/2006			FILED
ANN *Record Owner:* Annco, Inc.	18	78/878858	5/8/2006			FILED
ANN *Record Owner:* Annco, Inc.	9, 14, 16, 20, 24, 25, 35	77/031291	10/27/2006			FILED
ANN *Record Owner:* Annco, Inc.	03	75/979311	3/19/1998	2358748	6/13/2000	REGISTERED
ANN *Record Owner:* Annco, Inc.	25	78/496720	10/8/2004	3030741	11/29/2005	REGISTERED
ANN CARES *Record Owner:* Annco, Inc.	35, 36	77/187146	5/22/2007			FILED
ANN CARES and Design *Record Owner:* Annco, Inc.	35, 36	77/257496	7/24/2007			FILED
ANN TAYLOR *Record Owner:* Annco, Inc.	42	73/618514	9/8/1986	1444585	6/23/1987	REGISTERED
ANN TAYLOR LOFT *Record Owner:* Annco, Inc.	14	78/260311	6/10/2003	2825310	3/23/2004	REGISTERED
ANN TAYLOR OLD LOGO *Record Owner:* Annco, Inc.	35	78/638453	5/26/2005	3090244	5/9/2006	REGISTERED
ANNTAYLOR *Record Owner:* Annco, Inc.	24	78/917825	6/27/2006			FILED
ANNTAYLOR *Record Owner:* Annco, Inc.	09	78/740040	10/25/2005	3090418	5/9/2006	REGISTERED
ANNTAYLOR (BLOCK LETTERS) *Record Owner:* Annco, Inc.	4	78/857850	4/10/2006	3321451	10/23/2007	REGISTERED
ANNTAYLOR (BLOCK LETTERS) *Record Owner:* Annco, Inc.	16, 18, 20	78/498984	10/13/2004	3078842	4/11/2006	REGISTERED
ANNTAYLOR CELEBRATIONS *Record Owner:* Annco, Inc.	14	77204809	6/13/2007	3394404	3/11/2008	REGISTERED

28

Worldwide Registration Program Report as of April 10, 2008

Country: **United States**

Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
ANNTAYLOR LOFT (BLOCK LETTERS) ***Record Owner:*** AnnCo, Inc.	4	78/857867	4/10/2006	3323631	10/30/2007	REGISTERED
ANNTAYLOR LOFT (BLOCK LETTERS) ***Record Owner:*** AnnCo, Inc.	25	78/884243	5/16/2006	3202185	1/23/2007	REGISTERED
ANNTAYLOR LOFT (BLOCK LETTERS) ***Record Owner:*** AnnCo, Inc.	26	77/256074	8/15/2007			FILED
ANNTAYLOR LOFT (BLOCK LETTERS) ***Record Owner:*** AnnCo, Inc.	09	76/417981	6/5/2002	2704411	4/8/2003	REGISTERED
ANNTAYLOR LOFT (BLOCK LETTERS) ***Record Owner:*** AnnCo, Inc.	18, 20	78/499039	10/13/2004	3078844	4/11/2006	REGISTERED
ANNTAYLOR LOFT (BLOCK LETTERS) ***Record Owner:*** AnnCo, Inc.	3	78/437981	6/18/2004			FILED
ANNTAYLOR LOFTMATERNITY ***Record Owner:*** AnnCo, Inc.	25	78/953051	8/16/2006			FILED
ANNTAYLOR. ***Record Owner:*** AnnCo, Inc.	14	74/334502	11/25/1992	1782601	7/20/1993	REGISTERED
ANNTAYLOR. ***Record Owner:*** AnnCo, Inc.	09	74/389865	5/11/1993	1881093	2/28/1995	REGISTERED
ANNTAYLOR. ***Record Owner:*** AnnCo, Inc.	25, 42	74/304110	8/12/1992	1789470	8/24/1993	REGISTERED
ANNTAYLOR.LOFT (STYLIZED) ***Record Owner:*** AnnCo, Inc.	42	74/585175	10/13/1994	2061836	5/13/1997	REGISTERED
ANNTAYLOR.LOFT (STYLIZED) ***Record Owner:*** AnnCo, Inc.	25	74/654403	3/31/1995	2334051	3/28/2000	REGISTERED
ARRIVE BEAUTIFULLY (CHILD) ***Record Owner:*** AnnCo, Inc.	03	78/978172	8/24/2005	3240794	5/8/2007	REGISTERED
AT LOFT ***Record Owner:*** AnnCo, Inc.	35	78/823099	2/24/2006			FILED
AT LOFT ***Record Owner:*** AnnCo, Inc.	25	78/823068	2/24/2006			FILED
BECAUSE YOU HAVE A LOT TO EXPECT ***Record Owner:*** AnnCo, Inc.	35	77/148734	4/4/2007			FILED

29

Worldwide Registration Program Report as of April 10, 2008

Country: **United States**

Mark	Classes	App.#	App.Dt	Reg.#	Reg.Dt	Status
CABACHON *Record Owner:* Annco, Inc.	25, 35	77/276844	9/11/2007			FILED
CABECHON *Record Owner:* Annco, Inc.	25, 35	77/291943	9/28/2007			FILED
CELEBRATIONS *Record Owner:* Annco, Inc.	18, 25	78/698532	8/23/2005	3148208	9/26/2006	REGISTERED
CELEBRATIONS *Record Owner:* Annco, Inc.	25, 26	78/697715	8/23/2005			FILED
CELEBRATIONS *Record Owner:* Annco, Inc.	35	77/039513	11/8/2006			FILED
CELEBRATIONS *Record Owner:* Annco, Inc.	35	78/979980	8/23/2005	3350436	12/4/2007	REGISTERED
CLUB LOFT *Record Owner:* Annco, Inc.	35	78/920269	6/29/2006			FILED
DESTINATION *Record Owner:* Annco, Inc.	05	74/384346	3/1/1993	1875773	1/24/1995	REGISTERED
DESTINATION (STYLIZED LETTERS) *Record Owner:* Annco, Inc.	03	74/582781	10/6/1994	1951306	10/31/1995	REGISTERED
IF THE PANT FITS, THE BRAND FITS *Record Owner:* Annco, Inc.	35	77/418538	3/11/2008			FILED
LINDSAY *Record Owner:* Annco, Inc.	25	78/613787	4/2/2005	3184803	12/12/2006	REGISTERED
LITTLE LOFT *Record Owner:* Annco, Inc.	35	78/471134	8/20/2004	3373790	1/22/2008	REGISTERED
LOFT *Record Owner:* Annco, Inc.	35	78/790622	1/12/2006	3359615	12/25/2007	REGISTERED
LOFT *Record Owner:* Annco, Inc.	25	78/790275	1/12/2006			FILED
LOFT *Record Owner:* Annco, Inc.	3	78/882798	5/12/2006			FILED
LOFT *Record Owner:* Annco, Inc.	26	77/256065	8/15/2007			FILED
LOFT CARES *Record Owner:* Annco, Inc.	35, 36	77/194364	5/31/2007			FILED
LOFT FOR LIFE *Record Owner:* Annco, Inc.	25	78/896822	5/31/2006	3247044	5/29/2007	REGISTERED

Worldwide Registration Program Report as of April 10, 2008

30

Country: **United States**

Mark	Classes	App. #	App. Dt	Reg. #	Reg. Dt	Status
LOFT FOR LIFE *Record Owner:* Annco, Inc.	35	78/877897	5/5/2006	3399970	3/18/2008	REGISTERED
LOFT ON BROADWAY *Record Owner:* Annco, Inc.	25, 35	77/093611	1/29/2007			FILED
LOFT ONLINE *Record Owner:* Annco, Inc.	35	77/374444	1/17/2008			FILED
LOFT PETITES *Record Owner:* Annco, Inc.	25, 35	78/913015	6/23/2006	3350308	12/4/2007	REGISTERED
LOFTBEACH *Record Owner:* Annco, Inc.	9, 18, 25	78/924858	7/7/2006	3268087	7/24/2007	REGISTERED
LOFTMATERNITY *Record Owner:* Annco, Inc.	25	78/953038	8/16/2006			FILED
LOFTONLINE *Record Owner:* Annco, Inc.	35	77/374435	1/17/2008			FILED
LOFTSTYLE *Record Owner:* Annco, Inc.	25, 35	78/913061	6/21/2006			FILED
MARGO *Record Owner:* Annco, Inc.	25	78/613765	4/21/2005	3319920	10/23/2007	REGISTERED
PINK IS MORE THAN JUST A COLOR *Record Owner:* Annco, Inc.	35	78/495323	10/6/2004	3020663	11/29/2005	REGISTERED
STYLE. BEAUTY. CONFIDENCE. *Record Owner:* Annco, Inc.	35	77/209448	6/19/2007			FILED
THE ART OF SUITING *Record Owner:* Annco, Inc.	25, 35	77/285743	9/21/2007			FILED
THE BEAUTY OF LASTING STYLE *Record Owner:* Annco, Inc.	35	77/209458	6/19/2007			FILED
THE GIFTS OF ANN *Record Owner:* Annco, Inc.	35	78/190709	12/3/2002	2782011	11/11/2003	REGISTERED
THE PROMISE OF LASTING STYLE *Record Owner:* Annco, Inc.	35	77/209455	6/19/2007			FILED
VERRE *Record Owner:* Annco, Inc.	25, 35	77/308153	10/19/2007			FILED
VERRE *Record Owner:* Annco, Inc.	3, 4, 9, 16, 18, 20, 24	77/321625	11/5/2007			FILED

SCHEDULE IV

TO SECURITY AGREEMENT

Item A.	Pledged Notes: None.

Item B.	Pledged Shares

Grantor	Securities Issuer (Jurisdiction of Organization)	Authorized Shares Interests	Outstanding Shares	% of Shares Pledged	Certificate No.
AnnTaylor Stores Corporation	AnnTaylor, Inc.	Common: 1,000 shares, par value $1.00 per share	1	100%	2
AnnTaylor, Inc.	AnnTaylor Travel, Inc.	Common: 1,000 shares, par value $.01 per share	1	100%	1
AnnTaylor, Inc.	AnnTaylor Distribution Services, Inc.	Common: 100 shares, par value $.01 per share	1	100%	1
AnnTaylor, Inc.	AnnTaylor Retail, Inc.	Common: 100 shares, par value $.01 per share	1	100%	1
AnnTaylor, Inc.	Annco, Inc.	Common: 100 shares, par value $1.00 per share	1	100%	1
AnnTaylor, Inc.	AnnTaylor Sourcing Far East Ltd.	Common: 150,000 shares, par value HK $1.00 per share	150,000	65%	12, 13, 15

Item C.	Pledged Membership Interests: None.

Item D.	Pledged Partnership Interests: None.